UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Curian Variable Series Trust

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CURIAN VARIABLE SERIES TRUST

Curian Guidance – Interest Rate Opportunities Fund
Curian Guidance – Multi-Strategy Income Fund
Curian Guidance – Equity Income Fund
Curian Guidance – Conservative Fund
Curian Guidance – Moderate Fund
Curian Guidance – Growth Fund
Curian Guidance – Moderate Growth Fund
Curian Guidance – Maximum Growth Fund
Curian Guidance – Tactical Moderate Growth Fund
Curian Guidance – Tactical Maximum Growth Fund
Curian Guidance – Institutional Alt 65 Fund
Curian Guidance – Alt 100 Conservative Fund
Curian Guidance – Alt 100 Moderate Fund
Curian Guidance – Alt 100 Growth Fund
Curian Guidance – International Conservative Fund
Curian Guidance – International Moderate Fund
Curian Guidance – International Growth Fund
Curian Guidance – Equity 100 Fund
Curian Guidance – Fixed Income 100 Fund
Curian Guidance – Real Assets Fund
Curian Tactical Advantage 35 Fund
Curian Tactical Advantage 60 Fund
Curian Tactical Advantage 75 Fund
Curian Dynamic Risk Advantage – Diversified Fund
Curian Dynamic Risk Advantage – Growth Fund
Curian Dynamic Risk Advantage – Income Fund
Curian/Aberdeen Latin America Fund
Curian/American Funds® Global Growth Fund
Curian/American Funds® Growth Fund
Curian/AQR Risk Parity Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund
Curian/Baring International Fixed Income Fund
Curian/BlackRock Global Long Short Credit Fund
Curian/CenterSquare International Real Estate Securities Fund
Curian/DFA U.S. Micro Cap Fund
Curian/DoubleLine® Total Return Fund
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Curian/Epoch Global Shareholder Yield Fund
Curian/FAMCO Flex Core Covered Call Fund
Curian Focused International Equity Fund
Curian Focused U.S. Equity Fund
Curian/Franklin Templeton Frontier Markets Fund
Curian/Franklin Templeton Natural Resources Fund
Curian/Lazard International Strategic Equity Fund
Curian Long Short Credit Fund
Curian/Neuberger Berman Currency Fund
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund
Curian/Nicholas Convertible Arbitrage Fund
Curian/PIMCO Credit Income Fund
Curian/PineBridge Merger Arbitrage Fund
Curian/Schroder Emerging Europe Fund
Curian/T. Rowe Price Capital Appreciation Fund
Curian/The Boston Company Equity Income Fund
Curian/UBS Global Long Short Fixed Income Opportunities Fund
Curian/Van Eck International Gold Fund

7601 Technology Way
Denver, Colorado 80237

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NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 2, 2015

NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the “Meeting”) of shareholders (“Shareholders”) of Curian Variable Series Trust, a Massachusetts business trust (“Trust”), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on April 2, 2015 at 9:00 a.m., Eastern Time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	All Shareholders of each Fund, voting together: To vote on the election of six individuals as Trustees of the Trust.

2.	All Shareholders of each Fund, voting together: To approve a new investment advisory and management agreement with Jackson National Asset Management, LLC (“JNAM”).

3.
Shareholders of the Curian Long Short Credit Fund only, voting separately: To approve a new Investment Sub-Advisory Agreement between JNAM and PPM America, Inc. (“PPM”), under which PPM would serve as sub-adviser to the Fund.

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (“Board”) unanimously recommends that shareholders vote FOR the new agreement.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 6, 2015, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The issuing insurers have fixed the close of business on March 31, 2015 as the last day on which voting instructions will be accepted.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

February 19, 2015	Susan S. Rhee
Denver, Colorado	Vice President, Chief Legal Officer, & Secretary

CURIAN VARIABLE SERIES TRUST: Curian Guidance – Interest Rate Opportunities Fund, Curian Guidance – Multi-Strategy Income Fund, Curian Guidance – Equity Income Fund, Curian Guidance – Conservative Fund, Curian Guidance – Moderate Fund, Curian Guidance – Growth Fund, Curian Guidance – Moderate Growth Fund, Curian Guidance – Maximum Growth Fund, Curian Guidance – Tactical Moderate Growth Fund, Curian Guidance – Tactical Maximum Growth Fund, Curian Guidance – Institutional Alt 65 Fund, Curian Guidance – Alt 100 Conservative Fund, Curian Guidance – Alt 100 Moderate Fund, Curian Guidance – Alt 100 Growth Fund, Curian Guidance – International Conservative Fund, Curian Guidance – International Moderate Fund, Curian Guidance – International Growth Fund, Curian Guidance – Equity 100 Fund, Curian Guidance – Fixed Income 100 Fund, Curian Guidance – Real Assets Fund, Curian Tactical Advantage 35 Fund, Curian Tactical Advantage 60 Fund, Curian Tactical Advantage 75 Fund, Curian Dynamic Risk Advantage – Diversified Fund, Curian Dynamic Risk Advantage – Growth Fund, Curian Dynamic Risk Advantage – Income Fund, Curian/Aberdeen Latin America Fund, Curian/American Funds® Global Growth Fund, Curian/American Funds® Growth Fund, Curian/AQR Risk Parity Fund, Curian/Ashmore Emerging Market Small Cap Equity Fund, Curian/Baring International Fixed Income Fund, Curian/BlackRock Global Long Short Credit Fund, Curian/CenterSquare International Real Estate Securities Fund, Curian/DFA U.S. Micro Cap Fund, Curian/DoubleLine® Total Return Fund, Curian/Eaton Vance Global Macro Absolute Return Advantage Fund, Curian/Epoch Global Shareholder Yield Fund, Curian/FAMCO Flex Core Covered Call Fund, Curian Focused International Equity Fund, Curian Focused U.S. Equity Fund, Curian/Franklin Templeton Frontier Markets Fund, Curian/Franklin Templeton Natural Resources Fund, Curian/Lazard International Strategic Equity Fund, Curian Long Short Credit Fund, Curian/Neuberger Berman Currency Fund, Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund, Curian/Nicholas Convertible Arbitrage Fund, Curian/PIMCO Credit Income Fund, Curian/PineBridge Merger Arbitrage Fund, Curian/Schroder Emerging Europe Fund, Curian/T. Rowe Price Capital Appreciation Fund, Curian/The Boston Company Equity Income Fund, Curian/UBS Global Long Short Fixed Income Opportunities Fund, and Curian/Van Eck International Gold Fund

7601 Technology Way
Denver, Colorado 80237

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PROXY STATEMENT
JOINT SPECIAL MEETING OF SHAREHOLDERS

April 2, 2015

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (“Trustees” or “Board”) of Curian Variable Series Trust, a Massachusetts business trust (“Trust”), of proxies to be voted at a Joint Special Meeting (“Meeting”) of shareholders of the 55 Funds of the Trust (the “Funds”), to be held on April 2, 2015, at 9:00 a.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders (“Notice”).

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	All Shareholders of each Fund, voting together: To vote on the election of six individuals as Trustees of the Trust.

2.	All Shareholders of each Fund, voting together: To approve a new investment advisory and management agreement with Jackson National Asset Management, LLC (“JNAM”).

3.
Shareholders of the Curian Long Short Credit Fund only, voting separately: To approve a new Investment Sub-Advisory Agreement between JNAM and PPM America, Inc. (“PPM”), under which PPM would serve as sub-adviser to the Fund.

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about February 19, 2015.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual and semi-annual reports to shareholders.

THE TRUST’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 2014 (audited) AND JUNE 30, 2014 (unaudited), MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing Curian Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Agreement and Declaration of Trust for Curian Variable Series Trust, dated September 7, 2011 (“Declaration of Trust”), provides that the holders of a majority of the shares entitled to vote at the meeting shall constitute a quorum for the transaction of business at a Shareholders’ meeting, and that a majority of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a Shareholders’ meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the

Trust. Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the Shareholder.

Required Vote

The Declaration of Trust provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, and a plurality of the votes is sufficient to elect a Trustee, unless more than a simple majority is required by law or the Declaration of Trust. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The approval of a proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal could have the same practical effect as an instruction to vote against the proposal. The required vote to approve each Proposal is set forth in the discussion of that proposal.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Interests in the Funds of the Trust, are represented by shares. Shares of each of the Funds currently are sold only to separate accounts of Jackson or Jackson National Life Insurance Company of New York (“Jackson of NY”) to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by Jackson or Jackson of NY (the “issuing insurers”), to qualified employee benefit plans of Jackson or directly to Jackson, Jackson of NY or to regulated investment companies. Although the issuing insurers legally own all of the shares of each of the Funds held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of one or more Funds.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract. The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts (“Contract Owners”) with assets invested in a Fund. Contract Owners at the close of business on February 6, 2015 (the “Record Date”) will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session. Jackson and Jackson of NY will vote shares owned by themselves or by the qualified plans in proportion to voting instructions timely given by Contract Owners.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract Owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract Owner in accordance with the Contract Owner’s instructions. If a Contract Owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the Proposal. If the Contract Owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners. The issuing insurers have fixed the close of business on March 31, 2015 as the last day on which voting instructions will be accepted.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposals, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The issuing insurers will vote the shares of the Funds in accordance with all properly executed and unrevoked voting instructions.

SUMMARY OF PROPOSALS

Proposal	Shareholders Entitled to Vote
1. To vote on the election of six individuals as Trustees of the Trust.	All Shareholders of each Fund, voting together
2. To approve a new investment advisory and management agreement with Jackson National Asset Management, LLC (“JNAM”).	All Shareholders of each Fund, voting together
3. For the Curian Long Short Credit Fund, to approve a new Investment Sub-Advisory Agreement between JNAM and PPM America, Inc. (“PPM”), under which PPM would serve as sub-adviser to the Fund.	Shareholders of Curian Long Short Credit Fund, voting separately

PROPOSAL 1: TO VOTE ON THE ELECTION OF SIX INDIVIDUALS AS TRUSTEES OF THE TRUST.

Introduction

At a Board meeting held on January 8, 2015, the Board of Trustees (the “Board”) of the Trust determined that it would be in the best interests of the Trust and its shareholders to elect the proposed slate of Trustees, including one Interested Trustee, Mark D. Nerud, and five independent Trustees. Information on the Trustees is provided below.

Required Vote

An affirmative vote of a plurality of the shares, present in person or represented by proxy at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.

Structure of the Board

Currently, the Board of Trustees for the Trust consists of five members. All of the current Trustees are “Independent Trustees,” i.e., they are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Under the proposed structure, the Board will consist of six members, one of whom would be an “interested person” and five of whom would be Independent Trustees. Each of the current Independent Trustees (Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel) currently serves as a Trustee of other entities advised by Curian Capital, LLC (“Curian Capital”).

Shareholders of the Trust can communicate directly with the Board of Trustees by writing to the Chair of the Board, David W. Agostine, c/o Curian Variable Series Trust, 7601 Technology Way, Denver, Colorado 80237. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at 7601 Technology Way, Denver, Colorado 80237. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

At the January 8, 2015 Board meeting, the Board approved resolutions calling for this Special Meeting of shareholders for the purpose, among other things, of electing the proposed Trustees.

A shareholder using the enclosed voting instruction form may authorize the proxies to vote for all or any of the Trustees or may withhold from the proxies authority to vote for all or any of the Trustees. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term.

The following tables list the Trustees and officers of the Trust, and provide their present positions and principal occupations during the past five years. The following tables also list the number of portfolios overseen by the each Trustee and other directorships of public companies or other registered investment companies held by them.

For purposes of these tables, the term “Fund Complex” includes each of the following investment companies: Curian Variable Series Trust (55 portfolios) and Curian Series Trust (3 portfolios). The term “Fund Complex” does not include other funds that are a part of the same group of investment companies, including funds sponsored by Jackson.

The Board has approved fifteen Fund mergers that will be considered for approval by the respective Funds’ shareholders at meetings scheduled to take place on April 2, 2015. The Board also approved four Fund mergers which do not require shareholder approval. The mergers are intended to be effective as of the close of business on April 24, 2015. If all mergers are consummated, the Trust will consist of 36 portfolios and the Fund Complex will consist of 39 portfolios.

Independent Trustee Nominees

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Independent Trustees
David W. Agostine (53) 7601 Technology Way Denver, CO 80237	Chairman of the Board and Trustee1 (10/2011 to present)	58

Principal Occupation(s) During Past 5 Years:
President, Cachematrix Holdings, LLC (12/2013 to present); Principal, Market Metrics, LLC (01/2011 to 12/2013); President, Dividend Capital Investments, Inc. (2007 to 12/2011)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (11/2010 to present); Trustee, Dividend Capital Investments, Inc. (2007 to 12/2011)
Gregory P. Contillo (59) 7601 Technology Way Denver, CO 80237	Trustee1 (10/2011 to present)	58
Principal Occupation(s) During Past 5 Years: President, Crystal River Partners (2005 to present); President of MKA Capital Group Advisors, LLC (2007 to 2008)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (9/2011 to present)
Dylan E. Taylor (44) 7601 Technology Way Denver, CO 80237	Trustee1 (10/2011 to present)	58

Principal Occupation(s) During Past 5 Years:
Global Chief Operating Officer, Colliers International (commercial real estate advisory firm) (7/2014 to present); Chief Executive Officer, Americas, Colliers International (commercial real estate advisory firm) (06/2009 to present); President, Grubb & Ellis Company (commercial real estate advisory firm) (5/2008 to 6/2009); Executive Vice President, Grubb & Ellis Company (1/2008 to 6/2009); President – Corporate Services Group, Grubb & Ellis Company (10/2007 to 6/2009)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (11/2010 to present)
Mark S. Wehrle (58) 7601 Technology Way Denver, CO 80237	Trustee1 (07/2013 to present)	58
Principal Occupation(s) During Past 5 Years:
Broker, RE/MAX Professionals (04/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (01/2011 to present); Partner, Deloitte & Touche LLP (09/1987 to 01/2011)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (07/2013 to present)
Scot T. Wetzel (46) 7601 Technology Way Denver, CO 80237	Trustee1 (10/2011 to present)	58

Principal Occupation(s) During Past 5 Years:
Founder, Managing Director & Chief Executive Officer, Crestmoor Advisors, LLC (2010 to present); Chief Executive Officer, United Western Bancorp, Inc. (2005 to 2010)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (11/2010 to present); Inside Director of United Western Bancorp, Inc. (12/2005 to 4/2010)
1 The Chairman of the Board, interested and independent Trustees are elected to serve for an indefinite term.

Interested Trustee Nominee

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Interested Trustee
Mark D. Nerud (48) 1 1 Corporate Way Lansing, MI 48951	Trustee2 (4/2015 to present)	55

Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); President and Chief Executive Officer of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (8/2014 to present); Managing Board Member of Curian Capital, LLC (1/2011 to present) and Curian Clearing LLC (1/2011 to present); Managing Board Member of JNAM (1/2007 to 12/2010); President and Chief Executive Officer of other Investment Companies advised by JNAM (12/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: Trustee, JNL Series Trust and JNL Investors Series Trust (1/2007 to present); Manger, JNL Variable Fund LLC (1/2007 to present); Manager, JNL Strategic Income Fund LLC (8/2012 to present)

1 Mark Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC.
2 The Chairman of the Board, interested and independent Trustees are elected to serve for an indefinite term.

Current Officers

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Officers
Emily Bennett (31) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Senior Attorney of Jackson National Asset Management, LLC (“JNAM”) (10/2013 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2012 to present); Attorney of JNAM (11/2011 to 10/2013); Departmental Specialist, Michigan Public Health Institute (7/2010 to 10/2011); Legal Assistant, Guyselman & Ehnis-Clark (4/2009 to 7/2010)

Danielle A. Bergandine (34) 1 Corporate Way Lansing, MI 48951	Anti-Money Laundering Officer (10/2011 to present)	Not Applicable
Principal Occupation(s) During Past 5 Years: Senior Compliance Analyst of JNAM (6/2009 to present); Compliance Analyst of JNAM (08/2006 to 6/2009)

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Karen J. Buiter (49) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (10/2011 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Vice President – Financial Reporting of JNAM (4/2008 to 6/2010); Assistant Treasurer of other investment companies advised by JNAM (12/2008 to present); Assistant Treasurer of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Angela Burke (32) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (06/2013 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Attorney of JNAM (04/2013 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (6/2013 to present); Senior Analyst - Tax of JNAM (01/2011 to 04/2013); Senior Consultant of Deloitte Tax LLP (01/2008 to 01/2011)

Kelly L. Crosser (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (10/2011 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (4/2007 to 12/2013); Assistant Secretary of other Investment Companies advised by JNAM (9/2007 to present); Assistant Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Diana R. Gonzalez (36) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2012 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Associate General Counsel of JNAM (10/2013 to present); Senior Attorney of JNAM (5/2012 to 10/2013); Assistant Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (9/2012 to present); Counsel of Sun Life Financial, Inc. (4/2008 to 5/2012)

William P. Harding (40) 1 Corporate Way Lansing, MI 48951	Vice President (05/2014 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Investment Officer of JNAM (7/2014 to present); Vice President of Curian Capital, LLC (2/2013 to present);Vice President of JNAM (10/2012 to 6/2014); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (5/2014 to present); Vice President of other Investment Companies advised by JNAM (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012); Director of Research, Morningstar Investment Services (1/2007 to 08/2011)

Daniel W. Koors (44) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (10/2011 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (5/2011 to present); Chief Financial Officer of JNAM (1/2007 to 4/2011); Vice President of JNAM (1/2007 to 12/2008); Vice President of other investment companies advised by JNAM (12/2006 to present), Treasurer and Chief Financial Officer of other investment companies advised by JNAM (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President – Fund Administration of Jackson National Life Insurance Company (8/2006 to 1/2009)

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee
Mark D. Nerud (48) 1 Corporate Way Lansing, MI 48951	President and Chief Executive Officer (8/2014 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); President and Chief Executive Officer of funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (8/2014 to present); Managing Board Member of Curian Capital, LLC (1/2011 to present) and Curian Clearing LLC (1/2011 to present); Managing Board Member of JNAM (1/2007 to 12/2010); President and Chief Executive Officer of other Investment Companies advised by JNAM (12/2006 to present)

Joseph O’Boyle (52) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer – Curian Funds (4/2012 to present); Chief Compliance Officer, Guggenheim Funds (2011 – 2012); Chief Compliance Officer, Calamos Investments (“Calamos”) (2008 – 2011)

Gerard A. M. Oprins (55) 1 Corporate Way Lansing, MI 48951	Vice President (3/2012 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Financial Officer of JNAM (4/2011 to present); Vice President, Treasurer and Chief Financial Officer of other investment companies advised by JNAM (11/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (3/2012 to present); Business Consultant (2009 to 3/2011); Partner, Ernst & Young LLP (1995 to 2009)

Michael Piszczek (57) 1 Corporate Way Lansing, MI 48951	Vice President (10/2011 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Vice President – Tax of JNAM (7/2011 to present); Assistant Vice President – Tax of JNAM (11/2007 to 6/2011); Vice President of other investment companies advised by JNAM (11/2007 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present)

Susan S. Rhee (43) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer & Secretary (10/2011 to present)	Not Applicable

Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of JNAM (1/2010 to present); Chief Legal Officer (7/2004 to 12/2009) and Secretary (11/2000 to present) of JNAM; Vice President, Counsel, and Secretary of other investment companies advised by JNAM (2/2004 to present); Vice President, Chief Legal Officer & Secretary of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (11/2010 to present); Assistant Vice President of Jackson National Life Insurance Company (8/2003 to 12/2009); Associate General Counsel of Jackson National Life Insurance Company (7/2001 to 12/2009)

The officers of the Trust serve for one year or until their respective successors are chosen. The Trust’s officers currently receive no compensation from the Trust, but are also employees of JNAM and certain of its affiliates and receive compensation in such capacities.

Board of Trustees Leadership Structure

During the Trust’s last fiscal year ended December 31, 2014, the Board held a total number of 10 meetings. The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management. The Board currently consists of five Trustees who are not ‘interested persons’ of the Trust (the “Independent Trustees”). The Independent Trustees have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the interested Trustee (if there is an interested Trustee) and management.

The Chairman of the Board is an Independent Trustee. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him or her by the Trust’s organizational and operating documents and by the Board, which may include acting as a liaison with service providers, attorneys, the Trust’s officers, including the Chief Compliance Officer and other Trustees between meetings.

The Board has established a committee structure to assist in overseeing the Trust. The Board has established an Audit Committee, a Nominating and Governance Committee (the “Governance Committee”), and an Investment Review Committee. Each Committee is comprised of Independent Trustees. The chairperson(s) of each committee, among other things, facilitates communication among the Independent Trustees, Trust management, service providers, and the full Board. The Trust has determined that the Board’s leadership structure is appropriate given the specific characteristics and circumstances of the Trust, including, without limitation, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure because it allows the Board to exercise oversight in an orderly and efficient manner.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds. As part of its oversight of risks, the Board or its Committee receive and consider reports from a number of parties, such as the Investment Adviser, the sub-advisers, portfolio managers, the Trust’s independent registered public accountants, the Trust’s officers, including the Chief Compliance Officer, and outside counsel. The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

Committees of the Board of Trustees

The Audit Committee assists the Board in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports. The Audit Committee is responsible for providing the Board a recommendation for the Trust’s independent auditor and the auditor’s fee. The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally. As of December 31, 2014, Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel, who are all Independent Trustees, are members of the Audit Committee. Mr. Wehrle serves as Chair of the Audit Committee. The Audit Committee had six meetings in the last fiscal year.

The Investment Review Committee reviews the performance of the Funds. The Investment Review Committee meets at least three times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting. Each Trustee participates in the Investment Review Committee. Mr. Wetzel serves as Chair of the Investment Review Committee. The Investment Review Committee had two meetings in the last fiscal year, following its formation in May 2014.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Committee, Gregory Contillo, Curian Variable Series Trust, 7601 Technology Way, Denver, Colorado, 80237. As of December 31, 2014, Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel are members of the Governance Committee. Mr. Contillo serves as Chair of the Governance Committee. The Governance Committee had two meetings in the last fiscal year.

Certain Positions of Independent Trustees and their Family Members

As of December 31, 2014, none of the Independent Trustees, nor any member of a Independent Trustee’s immediate family, held a position (other than the Independent Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with (i) any Fund, and/or (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As is described in the Prospectus, shares in the Funds of the Trust are sold only to Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York and to Jackson qualified and non-qualified retirements plans. Therefore, as of December 31, 2014, none of the Trustees beneficially owned interests in shares of the Funds.

Ownership by Independent Trustees of Interests in Certain Affiliates of the Trust

As of December 31, 2014, none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

Trustee and Officer Compensation

As of January 1, 2015, each Independent Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $100,000, as well as a fee of $7,500 for each meeting of the Board attended. The Chairman of the Board, if an Independent Trustee, receives an annual retainer of $130,000, as well as a fee of $7,500 for each meeting of the Board attended. If a Trustee participates in a Board meeting by telephone, the Trustee will receive $2,500. The Chair of the Audit Committee receives an additional annual retainer of $13,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each in-person or telephonic Audit Committee meeting. The Chair of the Governance Committee receives an additional annual retainer of $10,000 for his services in that capacity. The members of the Governance Committee receive $2,500 for each in-person or telephonic Governance Committee meeting. The Chair of the Investment Review Committee receives an additional annual retainer of $10,000 for his services in that capacity. The members of the Investment Review Committee receive $2,500 for each in-person or telephonic Investment Review Committee meeting.

The Independent Trustees received the following compensation for their services during the fiscal year ended December 31, 2014:

Trustee	Aggregate Compensation from the Trust1	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex1
David W. Agostine	$160,735	$0	$0	$202,000
Gregory P. Contillo	$144,835	$0	$0	$182,000
Dylan E. Taylor	$131,873	$0	$0	$165,750
Mark S. Wehrle	$147,220	$0	$0	$185,0002
Scot T. Wetzel	$136,885	$0	$0	$172,0003

1 The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust and Curian Series Trust (the “Fund Complex”). The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees from the Trust and Fund Complex are $906,750.
2 Amount includes $37,000 deferred by Mr. Wehrle.
3 Amount includes $2,000 deferred by Mr. Wetzel.

Neither the Trust nor the other investment company in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

Selection of Trustee Nominees

As outlined in the Trust’s Statement of Additional Information, the Board is responsible for considering Trustee nominees at such times as it considers electing new Trustees to the Board. The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates. The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating Trustee nominees, the Board and the Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board and the Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board and the Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Gregory Contillo. At a minimum, the recommendation should include:

●	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

●	A statement concerning whether the person is an “interested person” as defined in the 1940 Act;

●	Any other information that the Funds would be required to include in a proxy statement, under applicable SEC rules, concerning the person if he or she was nominated; and

●
The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board and the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Additional Information Concerning the Trustees

Below is a discussion, for each Trustee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as a Trustee. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching its conclusions, the Board considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently.

Mark D. Nerud. Mr. Nerud is President and Chief Executive Officer of the Trust. Mr. Nerud is also President and Chief Executive Officer of Jackson National Asset Management, LLC (“JNAM”), an affiliated investment adviser to Curian Capital, and President and Chief Executive Officer of other investment companies advised by JNAM. Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for ten years. The Board concluded that Mr. Nerud is suitable to act as Trustee of the Trust because of his extensive financial experience, his current work experience, and his professional leadership.

David W. Agostine. Mr. Agostine has over 18 years of experience in planning/executing strategic business development, operational and financial initiatives for investment management organizations. He currently serves as the Principal for Market Metrics, LLC and prior to that was both the President/Fund Board Trustee of Dividend Capital Investments, Inc. as well as the President of DCI Group/Black Creek Global Advisors. The Board concluded that Mr. Agostine is suitable to act as Trustee of the Trust because of his understanding of the financial services industry and his prior and current work experience.

Gregory P. Contillo. Mr. Contillo has been the President of Crystal River Partners since 2005. In addition, Mr. Contillo from 2007 to 2008 was President of MKA Capital Group Advisors, LLC, where he had primary responsibility to reorganize, restructure, and close two hedge funds. The Board concluded that Mr. Contillo is suitable to act as Trustee of the Trust because of his understanding of the financial services industry and his prior and current work experience.

Dylan E. Taylor. Mr. Taylor is the Global Chief Operating Officer (since 2014) and the Chief Executive Officer of the Americas (since 2009) for Colliers International. In addition, he has served as an Advisory Board Member of Metropolitan Capital Bank and as a Board Member of Tecta America. He also served in numerous capacities, including President, for Grubb & Ellis Company from November 2005 to June 2009. The Board concluded that Mr. Taylor is suitable to act as Trustee of the Trust because of his professional leadership and directorship experience.

Mark S. Wehrle. Mr. Wehrle has over 30 years of general business experience and he has specific experience with accounting, auditing, internal controls and financial reporting that he gained as an audit partner serving financial services entities, including mutual funds. The Board concluded that Mr. Wehrle is suitable to act as Trustee of the Trust because of his accounting and business experience.

Scot T. Wetzel. Mr. Wetzel is an accomplished banking and business professional, with 20 years of extensive general business and financial services experience in both the public and private sector. The Board concluded that Mr. Wetzel is suitable to act as Trustee of the Trust because of his substantial knowledge of organizing, managing, and leading public and private company, bank, and civic board of directors.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “IN FAVOR” OF THE ELECTION OF THE TRUSTEES FOR THE BOARD LISTED IN PROPOSAL 1.

PROPOSAL 2: TO APPROVE A NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT WITH JACKSON NATIONAL ASSET MANAGEMENT, LLC.

Introduction

Curian Capital, LLC (“Curian Capital”) is located at 7601 Technology Way, Denver, Colorado 80237 and currently serves as each Fund’s investment adviser and administrator and is responsible for each Fund’s overall investment strategy and its implementation. Jackson National Life Distributors LLC, an affiliate of Curian Capital, which is also located at 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter of the Funds.

As investment adviser to the Funds of the Trust, Curian Capital oversees the investments of the Funds, including overseeing the management of the Funds by the sub-advisers and recommending changes to the sub-advisers, as appropriate. Curian Capital has served as investment adviser to each Fund of the Trust since the inception of the Trust. Curian Capital is a wholly owned subsidiary of Jackson, which is in turn a wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Jackson, the parent company of Curian Capital, in consultation with (i) Jackson Advisory Group (“JAG”), which was announced by Jackson in August, 2014 as having oversight of the management and administration of Jackson’s asset management businesses, (ii) management of Curian Capital and (iii) JNAM, a registered investment adviser that also is a subsidiary of Jackson, has determined to recommend the transfer of the fund management business of Curian Capital into JNAM. Accordingly, at its meeting on January 8, 2015, the Board of Trustees of the Trust was asked to consider and approved the appointment of JNAM as the investment adviser and administrator to the Funds of the Trust.

The overall business rationale presented to the Board of Trustees of the Trust in support of the proposal to change the investment adviser and administrator of the Funds of the Trust from Curian Capital to JNAM was in order to better align the capabilities of its investment advisers and take advantage of the critical mass at JNAM. Senior Management at Jackson and Curian Capital recognize that the originally anticipated benefits to Curian Capital from the creation of the Trust in 2011, including an expansion in market presence and a large asset management footprint, have not been realized. As a result of the recognition that these benefits have not been fully achieved, it was recommended that Jackson consolidate the mutual funds sold through the Jackson Variable Annuity (“VA”) products under a single investment adviser, JNAM, to take advantage of other potential benefits. Since 2011, JNAM has grown in size and complexity launching 65 funds and adding 23 sub‐advisers. This activity has included liquid alternative strategies, including global long/short credit, risk parity, commodities, merger arbitrage, and convertible arbitrage amongst others. JNAM currently serves as investment adviser to 115 funds comprising more than $163 billion in net assets, and ranks as the 29th largest mutual fund complex in the country.

Further, consolidation of all mutual funds under one investment advisor will result in a single fund complex with greater efficiencies in operations that can ultimately be shared with Jackson VA customers and the ability to leverage the larger scale to reduce and align fund fees. Additionally, the transition from Curian Capital to JNAM as investment adviser and administrator will be efficient because (i) JNAM currently acts as the sub‐administrator for the CVST Funds; (ii) JNAM has significant subject matter expertise due to its current size, scope and complexity; and (iii) skilled and experienced JNAM personnel are already performing sub-adviser oversight functions on behalf of the CVST Funds.

To effect this change, shareholders of each Fund are being asked to approve a new investment advisory and management agreement between the Trust, on behalf of each Fund, and JNAM (the “JNAM Agreement”).

In connection with the proposed change in investment adviser, it is also contemplated that each Fund’s name will be changed to reflect JNAM’s role as its investment adviser. As a result of the proposed change, we do not anticipate that there will be any changes to any of the Fund’s investment objective or strategies. It is expected that the appointment of JNAM as investment adviser will not result in any Fund incurring a change in the advisory fee or higher “Total Annual Fund Operating Expenses” than is now the case. Certain Funds currently have contractual waivers in place that will be either reduced or terminated as of April 27, 2015, but none of these reductions or terminations will result in higher “Total Annual Fund Operating Expenses” than is now the case. Further, the Board has also approved a reduction of 5 basis points for Funds with 12b-1 fees and a reduction of 5 basis points in Administration fees for certain Funds, which will be effective on April 27, 2015. In fact, many Funds will have an overall reduction in fees as a result of the proposed change.

The selection of JNAM as the Funds’ investment adviser was unanimously approved by the Board at a meeting held on January 8, 2015, and if also approved by each Fund’s shareholders, would become effective on or before April 27, 2015 (the “Effective Date”). If this proposal is approved with regard to any Fund, the Fund’s current advisory agreement with Curian Capital and the Fund’s sub-advisory agreement with the firm that serves as its sub-adviser, if applicable, will be terminated as of the Effective Date.

Information Concerning JNAM

JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606 and managed $[___] billion in assets under management as of December 31, 2014. Prudential plc, the parent of Curian Capital, is also the parent of JNAM, the sponsor and investment adviser for the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and JNL Strategic Income Fund LLC, which are in the same group of investment companies as the Trust. JNAM, as the sponsor and investment adviser for the JNL Series Trust, JNL Variable Fund LLC, JNL Investors Series Trust, and JNL Strategic Income Fund LLC, is responsible for the overall investment strategy and its implementation of 119 separate funds. Jackson Fund Services, a division of JNAM, serves as the Trust’s Sub-Administrator, and JNAM serves as the Trust’s transfer agent. As Sub-Administrator for the Trust, JNAM assists with all necessary administrative functions and services for the operation of the Funds, and is thus utilizing JNAM’s substantial experience as an administrator to mutual funds.

Current Advisory Agreement

The date of each Fund’s current advisory agreement (the “Current Agreement”) is December 19, 2011, including amendments thereto. Each Fund’s Current Agreement was last approved by the Board on December 10, 2014.

Approval of JNAM Agreement

Shareholders of each of the Funds are being asked to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and JNAM. The JNAM Agreement was unanimously approved by the Board voting in person at a Board meeting held on January 8, 2015. The JNAM Agreement is attached hereto as Appendix A

Comparison of JNAM Agreement and Current Agreement

The terms of the JNAM Agreement are substantially similar to those of the Current Agreement. The advisory fee for each Fund is staying the same and certain other fees are being reduced. However, the contractual fee waivers currently in place for certain Funds will be removed. Table 1 sets forth the current and proposed fee structures for each Fund assuming the JNAM Agreement is approved and implemented as to such Fund. There is no change in the contractual advisory fees for any of the Funds.

Table 1

Fund 1	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
Curian Guidance – Interest Rate Opportunities Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Multi-Strategy Income Fund 3	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Equity Income Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Conservative Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Moderate Fund	$0 to $500 million Over $500 million	0.15% 0.10%

Fund 1	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
Curian Guidance – Growth Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Moderate Growth Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Maximum Growth Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Tactical Moderate Growth Fund 3	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Tactical Maximum Growth Fund 3	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Institutional Alt 65 Fund 2	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Alt 100 Conservative Fund 2	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Alt 100 Moderate Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Alt 100 Growth Fund 3	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – International Conservative Fund 2	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – International Moderate Fund 2	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – International Growth Fund 2	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Equity 100 Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Fixed Income 100 Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Guidance – Real Assets Fund	$0 to $500 million Over $500 million	0.15% 0.10%
Curian Tactical Advantage 35 Fund	$0 to $1 billion Over $1 billion	0.75% 0.70%
Curian Tactical Advantage 60 Fund	$0 to $1 billion Over $1 billion	0.75% 0.70%
Curian Tactical Advantage 75 Fund	$0 to $1 billion Over $1 billion	0.75% 0.70%
Curian Dynamic Risk Advantage – Diversified Fund 2	$0 to $1 billion Over $1 billion	0.85% 0.80%
Curian Dynamic Risk Advantage – Growth Fund 2	$0 to $1 billion Over $1 billion	0.85% 0.80%
Curian Dynamic Risk Advantage – Income Fund 2	$0 to $1 billion Over $1 billion	0.85% 0.80%
Curian/Aberdeen Latin America Fund 2	$0 to $1 billon Over $1 billion	1.35% 1.30%
Curian/American Funds® Global Growth Fund	$0 to $1 billion Over $1 billion	0.80% 0.75%
Curian/American Funds® Growth Fund	$0 to $1 billion Over $1 billion	0.85% 0.80%
Curian/AQR Risk Parity Fund	$0 to $1 billion Over $1 billion	0.85% 0.80%
Curian/Ashmore Emerging Market Small Cap Equity Fund 2	$0 to $1 billon Over $1 billion	1.10% 1.05%
Curian/Baring International Fixed Income Fund 2	$0 to $1 billon Over $1 billion	0.60% 0.55%
Curian/BlackRock Global Long Short Credit Fund	$0 to $1 billon Over $1 billion	0.95% 0.90%
Curian/CenterSquare International Real Estate Securities Fund 2	$0 to $1 billon Over $1 billion	0.80% 0.75%

Fund 1	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
Curian/DFA U.S. Micro Cap Fund	$0 to $1 billion Over $1 billion	0.80% 0.75%
Curian/DoubleLine® Total Return Fund	$0 to $1 billion Over $1 billion	0.50% 0.45%
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	$0 to $1 billon Over $1 billion	0.95% 0.90%
Curian/Epoch Global Shareholder Yield Fund	$0 to $1 billion Over $1 billion	0.70% 0.65%
Curian/FAMCO Flex Core Covered Call Fund	$0 to $1 billion Over $1 billion	0.60% 0.55%
Curian Focused International Equity Fund	$0 to $1 billion Over $1 billion	0.80% 0.75%
Curian Focused U.S. Equity Fund	$0 to $1 billion Over $1 billion	0.70% 0.65%
Curian/Franklin Templeton Frontier Markets Fund	$0 to $1 billion Over $1 billion	1.40% 1.35%
Curian/Franklin Templeton Natural Resources Fund	$0 to $1 billion Over $1 billion	0.80% 0.75%
Curian/Lazard International Strategic Equity Fund	$0 to $1 billon Over $1 billion	0.80% 0.75%
Curian Long Short Credit Fund	$0 to $1 billon Over $1 billion	0.95% 0.90%
Curian/Neuberger Berman Currency Fund	$0 to $1 billion Over $1 billion	0.70% 0.65%
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	$0 to $1 billion Over $1 billion	0.60% 0.55%
Curian/Nicholas Convertible Arbitrage Fund	$0 to $1 billion Over $1 billion	0.85% 0.80%
Curian/PIMCO Credit Income Fund	$0 to $1 billion Over $1 billion	0.40% 0.35%
Curian/PineBridge Merger Arbitrage Fund 2	$0 to $1 billion Over $1 billion	0.85% 0.80%
Curian/Schroder Emerging Europe Fund 2	$0 to $1 billon Over $1 billion	1.10% 1.05%
Curian/T. Rowe Price Capital Appreciation Fund	$0 to $1 billion Over $1 billion	0.70% 0.65%
Curian/The Boston Company Equity Income Fund	$0 to $1 billion Over $1 billion	0.55% 0.50%
Curian/UBS Global Long Short Fixed Income Opportunities Fund 2	$0 to $1 billon Over $1 billion	0.95% 0.90%
Curian/Van Eck International Gold Fund	$0 to $1 billion Over $1 billion	0.80% 0.75%

1 If this Proposal 2 is approved by shareholders, effective April 27, 2015, the “Curian” fund names will be changed to “JNAM” or “JNL” to align the funds with Jackson National Asset Management, LLC, the newly appointed investment adviser.
2 The Board has approved a merger for this Fund, which will be considered for approval by shareholders of the Fund scheduled to take place on April 2, 2015. The merger is intended to be effective as of the close of business on April 24, 2015 and is contingent upon the approval of this Proposal 2.
3 The Board has approved a merger for this Fund, which does not require shareholder approval and will be effective as of the close of business on April 24, 2015.

For the fiscal year ended December 31, 2014, the advisory fees paid by the Trust to Curian Capital pursuant to the Current Agreement were $47,586,561 (before any fee waiver). Because there is no change to the advisory fee under the JNAM Agreement, the advisory fees that would have been paid by the Trust to JNAM had the JNAM Agreement been in effect would also have been $47,586,561 (before any fee waiver). There is no difference between these advisory fees.

Additionally, under Appendix B, please find a table reflecting situations where the adviser acts as an investment adviser with respect to any other fund having a similar investment objective or investment strategy. This table also identifies and states the size of such other fund and the rate of the investment adviser’s compensation.

General Duties

Under the JNAM Agreement, JNAM would provide the Funds with investment advisory services. Specifically, JNAM would provide each Fund with such investment advice and supervision as the Fund may from time to time consider necessary for the proper supervision of its assets, providing a continuous investment program and determining from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the Fund’s assets shall be held uninvested. JNAM’s authority would be subject to the restrictions of the Declaration of Trust and By-Laws, to the provisions of the 1940 Act and the regulations and orders thereunder and to the terms of the Fund’s then-current Prospectus and Statement of Additional Information. JNAM would also exercise voting and similar rights pertaining to a Fund’s portfolio of securities in accordance with JNAM’s policies and procedures as presented to the Board of the Trust from time to time.

Compensation

For its services to each Fund, JNAM would receive an annual investment advisory fee, accrued daily and paid monthly, at the rate specified as to such Fund in Table 1 above. In the case of all of the Funds, the proposed advisory fee to be paid under the JNAM Agreement is equal to or lower than the contractual advisory fee under the Current Agreement.

Expenses Assumed

Under the JNAM Agreement, JNAM would pay the compensation of the Trust’s officers and of any Trustee who is an employee of JNAM. JNAM would also manage the affairs and oversee the investments of the Trust, including but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Fund, effecting purchases and sales of securities on behalf of each Fund (and determining how voting and other rights with respect to securities owned by each Fund shall be exercised). In performing such duties, JNAM would also (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Funds) and such executive and other personnel as shall be necessary for the operations of each Fund, (ii) be responsible for the financial and accounting records required to be maintained by each Fund (including those maintained by the Trust’s custodian), and (iii) oversee the performance of services provided to each Fund by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any.

Further under the JNAM Agreement, JNAM would not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of JNAM or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

The Current Agreement contains substantially identical provisions.

Term, Termination, Assignment, and Amendment

The JNAM Agreement would have an initial one-year term and would continue in effect thereafter only if such continuance is specifically approved at least annually by the Board or by a “vote of a majority of the outstanding voting securities” of a Fund and, in either case, by a majority of the Trustees who are not “interested persons” of the Fund or JNAM, as defined by the 1940 Act. The JNAM Agreement would terminate automatically in the event of its assignment and would be able to be terminated without penalty by the Trustees or by a vote of the majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to JNAM. The JNAM Agreement would be able to be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

The Current Agreement contains substantially identical provisions as to term, termination, assignment, and amendment.

Liability and Indemnification

The JNAM Agreement would provide that neither JNAM nor its personnel or affiliates shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, any shareholder of the Trust, either in connection with the performance of JNAM’s duties under the JNAM Agreement or its failure to perform due to events beyond the reasonable control of JNAM or its agents, except for a loss resulting from JNAM’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the JNAM Agreement.

The Current Agreement contains substantially identical provisions.

During the one-year period ended December 31, 2014, the Funds did not pay any brokerage commissions to any affiliated brokers.

General Description of Current Sub-Advisory Agreements

The following Funds are currently managed by the sub-adviser indicated below:

Sub-Adviser	Date of Agreement
1. Aberdeen Asset Managers Limited Sub-Advised Funds: Curian/Aberdeen Latin America Fund	April 29, 2013
2. AQR Capital Management, LLC Sub-Advised Funds: Curian/AQR Risk Parity Fund	December 19, 2011
3. Ashmore Equities Investment Management (US) L.L.C. Sub-Advised Funds: Curian/Ashmore Emerging Market Small Cap Equity Fund	April 29, 2013
4. Baring International Investment Limited Sub-Advised Funds: Curian/Baring International Fixed Income Fund	April 29, 2013
5. BlackRock Financial Management, Inc. BlackRock International Limited (Sub-Sub-Adviser) Sub-Advised Funds: Curian/BlackRock Global Long Short Credit Fund	April 29, 2013
6. CenterSquare Investment Management, Inc. Sub-Advised Funds: Curian/CenterSquare International Real Estate Securities Fund	April 29, 2013

Sub-Adviser	Date of Agreement
7. Dimensional Fund Advisers LP Sub-Advised Funds: Curian/DFA U.S. Micro Cap Fund	September 10, 2012
8. DoubleLine Capital LP Sub-Advised Funds: Curian/DoubleLine Total Return Fund	September 16, 2013
9. Eaton Vance Management Sub-Advised Funds: Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	April 29, 2013
10. Epoch Investment Partners, Inc. Sub-Advised Funds: Curian/Epoch Global Shareholder Yield Fund	December 19, 2011
11. Fiduciary Asset Management LLC Sub-Advised Funds: Curian/FAMCO Flex Core Covered Call Fund	December 19, 2011
12. Franklin Advisers, Inc. Sub-Advised Funds: Curian/Franklin Templeton Natural Resources Fund	December 19, 2011
13. Franklin (Templeton Asset Management Ltd.) Sub-Advised Funds: Curian/Franklin Templeton Frontier Markets Fund	September 10, 2012
14. Lazard Asset Management LLC Sub-Advised Funds: Curian/Lazard International Strategic Equity Fund	April 29, 2013
15. Mellon Capital Management Corporation
Sub-Advised Funds:
Curian Tactical Advantage 35 Fund
Curian Tactical Advantage 60 Fund
Curian Tactical Advantage 75 Fund
Curian Dynamic Risk Advantage – Diversified Fund
Curian Dynamic Risk Advantage – Growth Fund
Curian Dynamic Risk Advantage – Income Fund

December 19, 2011
16. Neuberger Berman Fixed Income LLC Sub-Advised Funds: Curian/Neuberger Berman Currency Fund Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	September 10, 2012

Sub-Adviser	Date of Agreement
17. Nicholas Investment Partners, L.P. Sub-Advised Funds: Curian/Nicholas Convertible Arbitrage Fund	December 19, 2011
18. Pacific Investment Management Company LLC Sub-Advised Funds: Curian/PIMCO Credit Income Fund	December 19, 2011
19. PineBridge Investments LLC Sub-Advised Funds: Curian/PineBridge Merger Arbitrage Fund	December 19, 2011
20. PPM America, Inc. Sub-Advised Funds: Curian Long Short Credit Fund	April 29, 2013
21. Schroder Investment Management North America Inc. Sub-Sub-Adviser: Schroder Investment Management North America Inc. Limited Sub-Advised Funds: Curian/Schroder Emerging Europe Fund	April 29, 2013
22. T. Rowe Price Associates, Inc. Sub-Advised Funds: Curian/T. Rowe Price Capital Appreciation Fund	September 16, 2013
23. The Boston Company Asset Management LLC Sub-Advised Funds: Curian/The Boston Company Equity Income Fund	December 19, 2011
24. The London Company of Virginia, LLC Sub-Advised Funds: Curian Focused U.S. Equity Fund	September 16, 2013
25. UBS Global Asset Management (Americas) Inc. Sub-Advised Funds: Curian/UBS Global Long Short Fixed Income Opportunities Fund	April 29, 2013
26. Van Eck Associates Corporation Sub-Advised Funds: Curian/Van Eck International Gold Fund	September 10, 2012

Sub-Adviser	Date of Agreement
27. WCM Investment Management Sub-Advised Funds: Curian Focused International Equity Fund	September 16, 2013

As noted above, if Proposal 2 is approved as to any Fund employing a sub-adviser, the Sub-Advisory Agreement with respect to that Fund would be terminated. However, because of JNAM and Curian’s manager of managers structure, shareholder approval of that Agreement is not required to enter into new Sub-Advisory Agreements with substantially the same terms as the current Sub-Advisory Agreements, so long as such arrangement is approved by the Board. At the January 8, 2015 Board meeting, the Board unanimously approved, subject to shareholder approval of this Proposal 2, new Sub-Advisory Agreements for all of the above sub-advisers listed in the table above except for the Sub-Advisory Agreement with PPM America, Inc. Please see Proposal 3 for a discussion of the Sub-Advisory Agreement with PPM America, Inc. to serve as sub-adviser for the Curian Long Short Credit Fund.

Set forth below is a general description of the terms of the various Sub-Advisory Agreements of those Funds that currently employ sub-advisers.

Portfolio management. The Sub-Advisory Agreements require the sub-advisers to manage the investment and reinvestment of the assets of the Funds they sub-advise, subject to the supervision of Curian Capital. Under the terms of the Sub-Advisory Agreements, the sub-advisers are authorized to effect portfolio transactions for the Funds they sub-advise, using their own discretion and without prior consultation with Curian Capital. The sub-advisers are also required to report periodically to Curian Capital and the Trustees of the Trust.

Term. The Sub-Advisory Agreements generally provide that they will continue in effect for an initial term through December 31st of the year in which they were entered into, and thereafter year to year through September 30 of each successive year following the initial term for each Fund provided that such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of such Fund, and either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of Curian Capital, or of the Sub-Adviser cast in person at a meeting called for the purpose of voting on such approval.

Termination. Generally, the Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days’ written notice to Curian Capital and the Sub-Adviser, or by Curian Capital or the Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. The Sub-Advisory Agreements terminate automatically in the event of their assignment or upon the termination or assignment of the Investment Advisory and Management Agreement between Curian Capital and the Trust.

Indemnification Provisions. Generally, the Sub-Advisory Agreements provide that neither the sub-adviser nor its affiliates shall be liable (i) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Curian Capital or the Trust as a result of any error of judgment or mistake of law by the sub-adviser or its affiliates with respect to any Fund or (ii) for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the sub-adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations. The Sub-Advisory Agreements also provide, however, that Curian Capital is not obligated to indemnify any sub-adviser for losses arising out of (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund by the sub-adviser or the omission to state therein a material fact known to the sub-adviser which was required to be stated therein or necessary to make the statements therein not misleading.

The Sub-Advisory Agreements provide that Curian Capital and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the sub-adviser as a result of any error of judgment or mistake of law by Curian Capital with respect to any Fund. However, the Sub-Advisory Agreements also provide that the sub-adviser is not obligated to indemnify Curian Capital for losses arising out of (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Curian Capital in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to any Fund or the omission to state therein a material fact known to Curian Capital that was required to be stated therein or necessary to make the statements therein not misleading.

Compensation. As compensation for the sub-advisers’ services under the Sub-Advisory Agreements, the sub-advisers are entitled to receive from Curian Capital an annual fee, accrued daily and paid monthly on the average daily net assets of each Fund. Curian Capital, not each Fund that is sub-advised, is responsible for the payment of the sub-advisory fee.

Shareholder Approval

To become effective with respect to the Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The approval of a proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal could have the same practical effect as an instruction to vote against the proposal.

Board Considerations

For a discussion of the factors considered by the Board in approving the JNAM Agreement, see Exhibit A.

If this Proposal is approved by the Fund’s shareholders, the new Investment Advisory and Management Agreement will become effective on April 27, 2015.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL 2.

PROPOSAL 3: TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH PPM AMERICA, INC. TO ACT AS SUB-ADVISER TO THE CURIAN LONG SHORT CREDIT FUND

Introduction

Currently, PPM America, Inc. (“PPM”) serves as the sub-adviser for the Curian Long Short Credit Fund under an investment sub-advisory agreement between Curian Capital, PPM and the Trust (“Current Sub-Advisory Agreement”). The Current Sub-Advisory Agreement is dated April 29, 2013 and was most recently approved for continuance by the Board on December 10, 2014.

Similar to the current Investment Advisory and Management Agreement discussed under Proposal 2, the Current Sub-Advisory Agreement provides for its automatic termination in the event of its assignment as required by Section 15 of the 1940 Act. Subject to shareholder approval, the change of investment advisers for all of the Funds of the Trust, including the Curian Long Short Credit Fund (the “Fund”), from Curian Capital to JNAM would be deemed an assignment and would terminate the Current Sub-Advisory Agreement.

Because of Curian and JNAM’s managers of managers structure, any new sub-advisory agreement with an affiliated entity requires shareholder approval in order for it to become effective. Since PPM, Curian Capital and JNAM are all affiliated entities, shareholder approval is required for implementation of the new Sub-Advisory Agreement. Therefore, the Board met on January 8, 2015 at an in person meeting for purposes of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve a new sub-advisory agreement between JNAM and PPM (the “New Sub-Advisory Agreement”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix C. At the January 8, 2015 meeting, the Board unanimously approved the New Sub-Advisory Agreement on behalf of the Fund and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders. The New Sub-Advisory Agreement, if approved by shareholders, is expected to take effect on April 27, 2015.

Information concerning PPM

PPM is a Delaware corporation, incorporated in 1990, and headquartered in Chicago, Illinois. PPM is an indirect wholly-owned subsidiary of Prudential plc, a company incorporated in the United Kingdom (“UK Parent”). PPM is an affiliate and Jackson, which in turn is wholly owned by the UK Parent, a publicly traded life insurance company in the United Kingdom. The UK Parent and its affiliated companies constitute one of the world’s leading financial services groups. It provides insurance and financial services through its subsidiaries and affiliates throughout the world. The UK Parent is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. PPM’s address is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

PPM currently serves as an investment adviser to institutional accounts and managed $[__] billion in assets under management as of December 31, 2014, including those of Jackson and of other affiliated and unaffiliated companies.

PPM provides investment advisory services primarily to insurance companies, including affiliates such as its UK insurance company, Jackson, and other affiliated and unaffiliated institutional clients such as CDOs and private investment funds, as well as a limited number of trusts of individuals and their family members. PPM provides advice regarding securities, including U.S. public and private equity and fixed income securities, high yield debt, structured products (cash flow and market value CDOs and CLOs as examples) and distressed securities. Clients may establish accounts to be managed directly by PPM. In addition, PPM acts as sub-adviser to certain affiliated foreign advisers with respect to the U.S. portfolios of life insurance company accounts and other accounts (or products managed by such foreign affiliates). PPM provides services within the mandate provided by each applicable client and, absent a specific agreement with the client, PPM does not provide general financial planning advice.

In addition to the foregoing, PPM may from time to time, at the request of its affiliates, including affiliated investment advisers, provide credit research and support for its affiliates, including consulting services relating to the investment management process, operations and other related functions of such affiliates.

The President of PPM is Leandra Knes. The members of the Board of Directors of PPM are Michael A. Wells, Leandra Knes, Mark B. Mandich, Thomas P. Hyatte, and James D. Young. The address and principal occupation of each Director are set out in the table below.

Director	Address	Principal Occupation
Michael A. Wells	1 Corporate Way Lansing, Michigan 48951	President and Chief Executive Officer of Jackson National Life Insurance Company
Leandra Knes	225 West Wacker Drive Chicago, Illinois 60606	President and Chief Executive Officer of PPM America, Inc.
Mark B. Mandich	225 West Wacker Drive Chicago, Illinois 60606	Executive Vice President, Chief Operating Officer and Chief Financial Officer of PPM America, Inc. President and Chief Executive Officer of Curian Capital, LLC
Thomas P. Hyatte	225 West Wacker Drive Chicago, Illinois 60606	Chief Risk Officer of Jackson National Life Insurance Company
James D. Young	225 West Wacker Drive Chicago, Illinois 60606	Executive Vice President, Chief Investments Officer and Head of Fixed Income of PPM America, Inc.

Comparison of Current Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are substantially identical, except for the date of effectiveness and the investment adviser of the Fund. There is no change in the fee rate payable by JNAM to PPM. If approved by shareholders, the New Sub-Advisory Agreement will expire on December 31, 2016, unless continued. The New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance for the Fund is approved by the Board at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement.

Advisory Services. The advisory services to be provided by the Sub-Adviser of the Fund under the New Sub-Advisory Agreement will be identical to those advisory services previously provided by the Sub-Adviser under the Current Sub-Advisory Agreement. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement both provide that the Sub-Adviser will furnish an investment program in respect of, and shall have full investment authority and discretion for, all assets of the Fund and place all orders for the purchase and sale of securities, including foreign or domestic securities, and other property (including financial futures, options of any type, commodities and other derivative instruments), all on behalf of the Fund as the Sub-Adviser shall determine in accordance with the Fund’s investment restrictions, policies and Prospectus. It is not anticipated that the change in investment adviser contemplated under Proposal 2 will have any adverse effect on the performance of the Sub-Adviser’s obligations under the New Sub-Advisory Agreement.

Brokerage. Under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Fund.

Compensation. For the services provided and the expenses assumed under the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Fund on the following fee schedule:

Curian Long Short Credit Fund
Average Daily Net Assets	Annual Rate
$0 to $150 Million	0.300%
$150 to $300 Million	0.275%
Over $300 Million	0.250%

Limitation of Liability. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for any act, omission, error of judgment or mistake of law or for any loss suffered by the Fund, any shareholder of the Fund or the Adviser either in connection with the performance of Sub-Adviser’s duties under the agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Termination. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. The agreement will immediately terminate in the event of its assignment.

Affiliated Brokerage and Other Fees

The Fund did not pay any brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund, the Adviser or the Sub-Adviser.

During the Fund’s last fiscal year, the Fund did not make any material payments to the Adviser or the Sub-Adviser or any affiliated person of the Adviser or the Sub-Adviser for services provided to the Fund (other than pursuant to the Current Investment Advisory and Management Agreement or Current Sub-Advisory Agreement or fees paid to the Fund’s Distributor, Jackson National Life Distributors LLC).

Shareholder Approval

To become effective with respect to the Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The approval of a proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal could have the same practical effect as an instruction to vote against the proposal.

Board Considerations

For a discussion of the factors considered by the Board in approving the New Sub-Advisory Agreement, see Exhibit A.

If this Proposal is approved by the Fund’s shareholders, the New Sub-Advisory Agreement will become effective on April 27, 2015.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSAL 3.

OUTSTANDING SHARES

The Trustees have fixed the close of business on February 6, 2015, as the Record Date for the determination of the shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of Fund shares: [To be updated]

Fund	Shares Outstanding
Curian Guidance – Interest Rate Opportunities Fund
Curian Guidance – Multi-Strategy Income Fund
Curian Guidance – Equity Income Fund
Curian Guidance – Conservative Fund
Curian Guidance – Moderate Fund
Curian Guidance – Growth Fund
Curian Guidance – Moderate Growth Fund
Curian Guidance – Maximum Growth Fund
Curian Guidance – Tactical Moderate Growth Fund
Curian Guidance – Tactical Maximum Growth Fund
Curian Guidance – Institutional Alt 65 Fund
Curian Guidance – Alt 100 Conservative Fund
Curian Guidance – Alt 100 Moderate Fund
Curian Guidance – Alt 100 Growth Fund
Curian Guidance – International Conservative Fund
Curian Guidance – International Moderate Fund
Curian Guidance – International Growth Fund
Curian Guidance – Equity 100 Fund
Curian Guidance – Fixed Income 100 Fund
Curian Guidance – Real Assets Fund
Curian Tactical Advantage 35 Fund
Curian Tactical Advantage 60 Fund
Curian Tactical Advantage 75 Fund
Curian Dynamic Risk Advantage – Diversified Fund
Curian Dynamic Risk Advantage – Growth Fund
Curian Dynamic Risk Advantage – Income Fund
Curian/Aberdeen Latin America Fund
Curian/American Funds Global Growth Fund
Curian/American Funds Growth Fund
Curian/AQR Risk Parity Fund
Curian/Ashmore Emerging Market Small Cap Equity Fund
Curian/Baring International Fixed Income Fund
Curian/BlackRock Global Long Short Credit Fund
Curian/CenterSquare International Real Estate Securities Fund
Curian/DFA U.S. Micro Cap Fund
Curian/DoubleLine® Total Return Fund
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund
Curian/Epoch Global Shareholder Yield Fund
Curian/FAMCO Flex Core Covered Call Fund
Curian Focused International Equity Fund
Curian Focused U.S. Equity Fund
Curian/Franklin Templeton Frontier Markets Fund
Curian/Franklin Templeton Natural Resources Fund
Curian/Lazard International Strategic Equity Fund
Curian Long Short Credit Fund
Curian/Neuberger Berman Currency Fund
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund
Curian/Nicholas Convertible Arbitrage Fund
Curian/PineBridge Merger Arbitrage Fund
Curian/PIMCO Credit Income Fund
Curian/Schroder Emerging Europe Fund
Curian/T. Rowe Price Capital Appreciation Fund
Curian/The Boston Company Equity Income Fund
Curian/UBS Global Long Short Fixed Income Opportunities Fund
Curian/Van Eck International Gold Fund

Fund	Shares Outstanding
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund
Curian/Nicholas Convertible Arbitrage Fund
Curian/PineBridge Merger Arbitrage Fund
Curian/PIMCO Credit Income Fund
Curian/Schroder Emerging Europe Fund
Curian/T. Rowe Price Capital Appreciation Fund
Curian/The Boston Company Equity Income Fund
Curian/UBS Global Long Short Fixed Income Opportunities Fund
Curian/Van Eck International Gold Fund

As of February 6, 2015, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because shares in the Trust are sold only to Jackson, Jackson NY, certain Funds of the Trust and certain investment companies managed by affiliates of the Adviser organized as Fund of Funds, and to certain qualified and unqualified retirement plans, Jackson, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson and Jackson NY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting. Master Fund proxies solicited from Feeder Funds are voted in accordance with applicable provisions of Section 12 of the 1940 Act.

As of February 6, 2015, the following persons beneficially owned more than 5% of any class of the outstanding shares of the Fund indicated below: [To be updated]

Fund	Name and Address	Percentage of Shares owned

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant investment divisions. As noted above, Contract Owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. As of February 6, 2015, the following persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund. [To be updated]

Fund	Name and Address	Percentage of Shares owned

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

The Board of Trustees has determined that the use of this Proxy Statement is in the best interest of the Fund and its investors in light of the same matters being considered and voted on by the shareholders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, Curian Capital or Jackson.

Curian Capital, as the Trust’s Administrator, has retained the services of Computershare Fund Services (“Computershare”), 280 Oser Avenue, Hauppauge, New York 11788, to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by Computershare in connection with this proxy solicitation is approximately $180,169.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be paid by JNAM. The Trust is not expected to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED.
A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Susan S. Rhee
Vice President, Chief Legal Officer, and Secretary

Dated: February 19, 2015
Denver, Colorado

EXHIBIT A

CURIAN VARIABLE SERIES TRUST (THE “TRUST”)
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust ("Board") oversees the management of each series of the Trust (each, a "Fund" and collectively, the "Funds") and, as required by law, determines whether to approve and, after the initial term, continue the Trust's advisory and sub-advisory agreements.

At an in-person meeting held on January 8, 2015, the Board, which was comprised solely of trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees"), considered information relating to the proposed investment advisory and management agreement (the "Advisory Agreement") with Jackson National Asset Management, LLC ("JNAM").  At a telephonic meeting held on December 1, 2014 and in-person meetings held on December 10, 2014 and January 8, 2015, the Board considered management's proposals to transfer the Trust's investment advisory function to JNAM, as well as information related to the Trust's Sub-Advisers and proposed new sub-advisory agreements between JNAM and each Sub-Adviser (the "Sub-Advisory Agreements," and together with the Advisory Agreement, the "Agreements").  The Board noted that the Sub-Advisers for the Trust would not change, and that the Sub-Advisory Agreements would be essentially the same as the existing agreements, except that JNAM would be the contracting investment adviser.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board's discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided and proposed to be provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to JNAM or each Sub-Adviser through its relationship with the Trust.  In approving the New Advisory Agreement, the Board did not consider the profits of JNAM as it had not yet begun acting as investment adviser to the Funds.  With regard to the profitability of the Sub-Advisers, the Board noted that it recently had considered their profitability as part of the Board's annual consideration of the Sub-Advisory Agreements and that there were no changes in the terms of the Sub-Advisory Agreements, except that JNAM would become the contracting party.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for its decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements.  Based on its evaluation of those materials, the Board concluded that the Agreements are in the best interests of the shareholders of the Trust and each applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by the Sub-Advisers and proposed to be provided by JNAM.

For each Fund, the Board considered the services proposed to be provided by JNAM, including but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement, recommending the hiring or removal of Sub-Advisers pursuant to the Trust's "Manager of Managers" exemptive order, as well as the provision of recordkeeping and compliance services to the Funds.  The Board also took into account that JNAM would monitor the performance of the various organizations that provide services to the Funds, including the Funds' distributor, transfer agent and custodian.  With respect to JNAM's oversight of the Sub-Advisers, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on the performance and operations of the existing Sub-Advisers.  The Board noted that JNAM is an affiliate of Curian Capital LLC, the Trust's current investment adviser ("Curian").  The Board also noted that it was very familiar with JNAM and the quality of its services, since it had served as sub-administrator to the Trust since its inception and because certain employees of JNAM serve as officers of the Trust.  The Board also considered that certain employees of Curian are dual employees of JNAM. The Board also discussed with representatives of JNAM its resources, existing fund offerings and experience in managing similar funds.

The Board also considered the investment sub-advisory services to be provided by each Sub-Adviser under the new Sub-Advisory Agreements.  The Board noted that the terms of each Sub-Advisory Agreement are materially similar to the respective Sub-Adviser's current sub-advisory agreement with Curian, and that the Sub-Advisers would continue performing the same services to the Funds under the new Sub-Advisory Agreements as they do under the existing agreement.
The Board reviewed the qualifications, backgrounds and responsibilities of JNAM's senior management who would be responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications and backgrounds of JNAM's and the Sub-Advisers' portfolio managers who would be responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM's and each Sub-Adviser's organizational structure, senior management, financial condition, investment operations and other relevant information.  The Board also considered compliance reports about JNAM and each Sub-Adviser from the Trust's Chief Compliance Officer, and met in executive session with the Chief Compliance Officer to discuss these matters.
Based on the foregoing, the Board concluded that (i) each Fund is likely to benefit from the nature, extent and quality of the services proposed to be provided by JNAM under the Advisory Agreement, and where applicable, that (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by its Sub-Adviser under the respective Sub-Advisory Agreement.
      Investment Performance of the Funds

The Board noted that it recently had examined the performance of each Fund as part of its annual consideration of the advisory contract with Curian and the existing Sub-Advisers.  Because JNAM was not responsible for that performance, the Board did not give the Funds' performance primary consideration in their review of JNAM, but noted that it would review with JNAM on a quarterly basis detailed information about each Fund's performance results and investment strategies.  The Board also noted that it would consider the performance of each Fund, including how the Fund performs versus the average performance of a group of comparable funds ("peer group") selected by an independent data service and how the Fund performed versus its primary benchmark ("benchmark") index.  The Board likewise did not give primary consideration to the performance of the Sub-Advisers because of its recent review and the fact that the Sub-Advisory Agreements would not substantially change, other than the fact that JNAM would become the contracting party, not Curian. Nevertheless, the Board had available to it performance information for each Fund for periods ended October 31, 2014.

Costs of Services

The Board reviewed the fees to be paid to JNAM and each Fund's Sub-Adviser(s).  The Board noted that the proposed contractual advisory and sub-advisory fees under the new Agreements would remain the same as they are under the existing advisory and sub-advisory agreements and that the fee and expense information it considered at its December 2014 meetings regarding the existing agreements remained applicable.  For each Fund, the Board had available to it fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.

In addition, the Board considered that JNAM's fees as the proposed administrator to the Funds would be lower for most of the Funds than the existing administrative fee and that the respective Funds' total expenses would decrease as a result.

Economies of Scale

The Board considered whether each Fund's proposed advisory fee would reflect economies of scale for the benefit of the Funds' shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each contains breakpoints that would decrease the advisory fee rate as assets increase.  Additionally, the Board considered the extent to which the breakpoints would reflect economies of scale for the benefit of shareholders.  The Board concluded that the proposed advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex.

The Board also considered that the proposed sub-advisory fee rates would be paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, would directly benefit from these breakpoints.  Additionally, to the extent that JNAM would waive its advisory fee with respect to a certain Fund, the Fund would also potentially benefit from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

Profitability

      The Board noted that it recently had extensively considered information concerning the costs incurred and profits realized by each Sub-Adviser as part of its annual 15(c) review in December 2014.  The Board did not consider the profits to be realized by JNAM, since it had not yet begun serving as investment adviser to the Funds.  The Board determined that profits that have been realized by each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

      In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain services to the Funds.  The Board noted that each service to be provided to the Funds by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.  The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds' distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages.  In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds' distributor for these activities, in addition to payments for marketing and conferences.  An affiliate of JNAM and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.  Lastly, the Board considered that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds' assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-adviser as a result of its relationship with the Fund(s).

APPENDIX A

Investment Advisory and Management Agreement

This Investment Advisory and Management Agreement is dated as of the 27th day of April 2015 between Jackson Variable Series Trust, a Massachusetts business trust, (the “Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (the “Adviser”).

Whereas, the Trust is authorized to issue separate funds, each fund having its own investment objective or objectives, policies and limitations;

Whereas, the Trust on behalf of its investment funds listed on Schedule A hereto (each, a “Fund”) desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

Whereas, the Adviser agrees to serve as the investment adviser and business manager for the Funds on the terms and conditions set forth herein.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

1. Appointment

The Trust hereby appoints the Adviser to provide certain investment advisory services to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more Funds other than the Funds with respect to which the Trust wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall so notify the Trust in writing, whereupon such Funds shall become a Fund hereunder, and be subject to this Agreement.

2. Duties

The Adviser shall manage the affairs and oversee the investments of the Trust, including but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities, commodities, and derivatives thereon (hereinafter collectively, “securities”) shall be purchased or sold by each Fund, effecting purchases and sales of securities on behalf of each Fund (and determining how voting and other rights with respect to securities owned by each Fund shall be exercised). The management of the Funds by the Adviser shall be subject to the control of the Board of Trustees of the Trust (the “Trustees”) and in accordance with the objectives, policies and principles for each Fund set forth in the Trust’s Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the “Act”), and other applicable law, as well as to the factors affecting the each Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the “Code”), and the regulations thereunder and the status of separate accounts supporting variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Funds) and such executive and other personnel as shall be necessary for the operations of each Fund, (ii) be responsible for the financial and accounting records required to be maintained by each Fund (including those maintained by the Trust’s custodian), and (iii) oversee the performance of services provided to each Fund by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser may also act as the investment adviser of other investment companies.

With respect to any money market funds listed on Schedule A, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

The Adviser may delegate certain of its duties under this Agreement with respect to a Fund to a sub-adviser or sub-advisers, subject to the approval of the Trustees, by entering into sub-advisory agreements (the “Sub-

Advisory Agreements”) with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. The Adviser shall be responsible for overseeing the performance of the sub-advisers and recommending changes in sub-advisers if appropriate. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Fund.

3. Expenses

The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust pursuant to this Agreement (although the Adviser may bear certain of these expenses under one or more other agreements). The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Fund securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

4. Compensation

As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser a fee, accrued daily and payable monthly on the average daily net assets in each Fund, in accordance with Schedule B hereto; provided that, in the case of each Fund identified in Schedule C hereto that has a wholly owned subsidiary (which subsidiary is obligated to pay an investment advisory fee to the Adviser based on the same formula as set forth in Schedule B for its parent Fund), 1) the Fund’s average daily net assets for purposes of the foregoing shall include the average daily net assets of its subsidiary and 2) the fee payable hereunder with respect to that Fund, as calculated pursuant to the foregoing, shall be reduced by the amount of the investment advisory fee paid to the Adviser by its subsidiary under the applicable Investment Advisory Agreement. Accordingly, with respect to each such Fund and its subsidiary, the Adviser shall receive the same aggregate fee under this Agreement and the Investment Advisory Agreement with that subsidiary as if the subsidiary’s assets were directly held by the Fund.

Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

5. Purchase and Sale of Securities

The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including affiliated brokers or dealers) as the Adviser shall deem appropriate to carry out the policies with respect to Fund transactions as set forth in the Trust’s Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

For any Funds that are subject to Sub-Advisory Agreements, in accordance with the Sub-Advisory Agreements, each sub-adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Each sub-adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by sub-adviser on behalf of the Funds. Each sub-adviser will provide copies of all such agreements to the Adviser. It is the sub-adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

Consistent with this policy, each sub-adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Board of Trustees may determine, the sub-adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as interpreted by the SEC, and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the sub-adviser’s overall responsibilities with respect to such Fund and other accounts to which the sub-adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). Allocation of orders placed by the sub-adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the sub-adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The sub-adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

6. Term of Agreement

This Agreement will become effective as to a Fund upon execution or, if later, the date that initial capital for such Fund is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Fund with respect to such Fund, voting separately from any other Fund of the Trust, this Agreement shall continue in full force and effect through December 31, 2016 with regard to all Funds covered by this Agreement and thereafter through December 31st of each successive year for all Funds covered by this Agreement, as outlined on Schedule A, provided that such continuation is specifically approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Fund with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Fund by the vote of a majority of the outstanding voting securities of that Fund, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Fund notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Fund, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.
7. Termination

This Agreement may be terminated at any time as to a Fund, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Fund on sixty (60) days’ written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act). Section 10 herein shall survive the termination of this Agreement.

8. Reports

The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Fund are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

9. Records

The Adviser will maintain such records and ledgers as are required to be maintained by an investment adviser to a registered investment company under Rule 31a-2 of the Act for each Fund and will preserve such records in the form and for the period prescribed such Rule. The Adviser and Trust agree and understand that other records required to be maintained by the Trust under such Rule will be maintained by the Administrator to the Trust pursuant to a separate agreement.

The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Fund shall, at all times, remain the property of the Trust.

10. Liability and Indemnification

Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to Trust or its trustees, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Trust, any shareholder of the Trust, either in connection with the performance of Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Adviser or its agents, except for a loss resulting from Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

11. Miscellaneous

Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Fund, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Fund to satisfy such claim and shall have no recourse against the assets of any other Fund for such purpose.

Each Fund hereby agrees that if the Adviser shall at any time for any reason cease to serve as Adviser to a Fund, such Fund shall, if and when requested by the Adviser, thereafter refrain from using the name “Jackson National Asset Management, LLC” or the name “JNAM” in connection with its business or activities, and the foregoing agreement of each Fund shall survive any termination of this Agreement and any extension or renewal thereof.

In Witness Whereof, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

Jackson Variable Series Trust	Jackson National Asset Management, LLC

By:	By:
Name:	Name:	Mark D. Nerud
Title:	Title:	President and Chief Executive Officer

Schedule A
Dated: April 27, 2015
(List of Funds)

Funds
JNAM Guidance – Interest Rate Opportunities Fund
JNAM Guidance – Multi-Strategy Income Fund
JNAM Guidance – Equity Income Fund
JNAM Guidance – Conservative Fund
JNAM Guidance – Moderate Fund
JNAM Guidance – Growth Fund
JNAM Guidance – Moderate Growth Fund
JNAM Guidance – Maximum Growth Fund
JNAM Guidance – Tactical Moderate Growth Fund
JNAM Guidance – Tactical Maximum Growth Fund
JNAM Guidance – Alt 65 Fund
JNAM Guidance – Alt 100 Conservative Fund
JNAM Guidance – Alt 100 Fund
JNAM Guidance – Alt 100 Growth Fund
JNAM Guidance – International Conservative Fund
JNAM Guidance – International Moderate Fund
JNAM Guidance – International Growth Fund
JNAM Guidance – Equity 100 Fund
JNAM Guidance – Fixed Income 100 Fund
JNAM Guidance – Real Assets Fund
JNL Tactical Advantage 35 Fund
JNL Tactical Advantage 60 Fund
JNL Tactical Advantage 75 Fund
JNL Dynamic Risk Advantage – Diversified Fund
JNL Dynamic Risk Advantage – Growth Fund
JNL Dynamic Risk Advantage – Income Fund
JNL/Aberdeen Latin America Fund
JNL/American Funds® Global Growth Fund
JNL/American Funds® Growth Fund
JNL/AQR Risk Parity Fund
JNL/Ashmore Emerging Market Small Cap Equity Fund
JNL/Baring International Fixed Income Fund
JNL/BlackRock Global Long Short Credit Fund
JNL/CenterSquare International Real Estate Securities Fund
JNL/DFA U.S. Micro Cap Fund
JNL/DoubleLine® Total Return Fund
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
JNL/Epoch Global Shareholder Yield Fund
JNL/FAMCO Flex Core Covered Call Fund
JNL Focused International Equity Fund
JNL Focused U.S. Equity Fund
JNL/Franklin Templeton Frontier Markets Fund
JNL/Franklin Templeton Natural Resources Fund
JNL/Lazard International Strategic Equity Fund
JNL Long Short Credit Fund
JNL/Neuberger Berman Currency Fund
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
JNL/Nicholas Convertible Arbitrage Fund
JNL/PIMCO Credit Income Fund
JNL/PineBridge Merger Arbitrage Fund
JNL/Schroder Emerging Europe Fund
JNL/T. Rowe Price Capital Appreciation Fund

Funds
JNL/The Boston Company Equity Income Fund
JNL/UBS Global Long Short Fixed Income Opportunities Fund
JNL/Van Eck International Gold Fund

Schedule B
Dated: April 27, 2015
(Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of the Fund)
JNAM Guidance – Interest Rate Opportunities Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Multi-Strategy Income Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Equity Income Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Conservative Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Moderate Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Growth Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Moderate Growth Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Maximum Growth Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Tactical Moderate Growth Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Tactical Maximum Growth Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Alt 65 Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Alt 100 Conservative Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Alt 100 Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Alt 100 Growth Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – International Conservative Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – International Moderate Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – International Growth Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Equity 100 Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Fixed Income 100 Fund	$0 to $500 million Over $500 million	.15% .10%
JNAM Guidance – Real Assets Fund	$0 to $500 million Over $500 million	.15% .10%
JNL Tactical Advantage 35 Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL Tactical Advantage 60 Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL Tactical Advantage 75 Fund	$0 to $1 billion Over $1 billion	.75% .70%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of the Fund)
JNL Dynamic Risk Advantage – Diversified Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL Dynamic Risk Advantage – Growth Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL Dynamic Risk Advantage – Income Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL/Aberdeen Latin America Fund	$0 to $1 billion Over $1 billion	1.35% 1.30%
JNL/American Funds® Global Growth Fund	$0 to $1 billion Over $1 billion	.80% .75%
JNL/American Funds® Growth Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL/AQR Risk Parity Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL/Ashmore Emerging Market Small Cap Equity Fund	$0 to $1 billion Over $1 billion	1.10% 1.05%
JNL/Baring International Fixed Income Fund	$0 to $1 billion Over $1 billion	.60% .55%
JNL/BlackRock Global Long Short Credit Fund	$0 to $1 billion Over $1 billion	.95% .90%
JNL/CenterSquare International Real Estate Securities Fund	$0 to $1 billion Over $1 billion	.80% .75%
JNL/DFA U.S. Micro Cap Fund	$0 to $1 billion Over $1 billion	.80% .75%
JNL/DoubleLine® Total Return Fund	$0 to $1 billion Over $1 billion	.50% .45%
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	$0 to $1 billion Over $1 billion	.95% .90%
JNL/Epoch Global Shareholder Yield Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/FAMCO Flex Core Covered Call Fund	$0 to $1 billion Over $1 billion	.60% .55%
JNL Focused International Equity Fund	$0 to $1 billion Over $1 billion	.80% .75%
JNL Focused U.S. Equity Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/Franklin Templeton Frontier Markets Fund	$0 to $1 billion Over $1 billion	1.40% 1.35%
JNL/Franklin Templeton Natural Resources Fund	$0 to $1 billion Over $1 billion	.80% .75%
JNL/Lazard International Strategic Equity Fund	$0 to $1 billion Over $1 billion	.80% .75%
JNL Long Short Credit Fund	$0 to $1 billion Over $1 billion	.95% .90%
JNL/Neuberger Berman Currency Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	$0 to $1 billion Over $1 billion	.60% .55%
JNL/Nicholas Convertible Arbitrage Fund	$0 to $1 billion Over $1 billion	.85% .80%

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of the Fund)
JNL/PIMCO Credit Income Fund	$0 to $1 billion Over $1 billion	.40% .35%
JNL/PineBridge Merger Arbitrage Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL/Schroder Emerging Europe Fund	$0 to $1 billion Over $1 billion	1.10% 1.05%
JNL/T. Rowe Price Capital Appreciation Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/The Boston Company Equity Income Fund	$0 to $1 billion Over $1 billion	.55% .50%
JNL/UBS Global Long Short Fixed Income Opportunities Fund	$0 to $1 billion Over $1 billion	.95% .90%
JNL/Van Eck International Gold Fund	$0 to $1 billion Over $1 billion	.80% .75%

Schedule C
Dated April 27, 2015
(List of Adviser’s Investment Advisory Agreements with Funds’ Subsidiaries)

Funds	Subsidiaries*

JNL/AQR Risk Parity Fund	JNL/AQR Risk Parity Fund Ltd.
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd.
JNL/Van Eck International Gold Fund	JNL/Van Eck International Gold Fund Ltd.

* The Adviser has entered into an Investment Advisory Agreement with each subsidiary – which is wholly owned by the Fund listed opposite its name – pursuant to which the subsidiary is obligated to pay an investment advisory fee to the Adviser based on the same formula as set forth in Schedule B for its parent Fund.

APPENDIX B

The following table reflects situations where JNAM acts as an investment adviser with respect to any other fund having a similar investment objective or investment strategy as a Fund of the Trust. This table also identifies and states the size of such other fund and the rate of the investment adviser’s compensation.

			Investment Adviser's Compensation
Fund Name	Comparable JNL Fund(s)	AUM of Comparable Fund as of 12/31/14 (in millions)	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of Each Fund)
Curian Dynamic Risk Advantage – Income Fund	JNL/MMRS Conservative Fund	$26.8	$0 to $1 billion Over $1 billion	.30% .25%
Curian Dynamic Risk Advantage – Diversified Fund	JNL/MMRS Conservative Fund	$26.8	$0 to $1 billion Over $1 billion	.30% .25%
Curian Dynamic Risk Advantage – Growth Fund	JNL/MMRS Moderate Fund	$44.7	$0 to $1 billion Over $1 billion	.30% .25%
Curian Focused International Equity Fund	JNL/Invesco International Growth Fund	$1,544.7	$0 to $150 million $150 to $500 million Over $500 million	.70% .65% .60%[5]
Curian Focused U.S. Equity Fund	JNL/DFA U.S. Core Equity Fund	$693.8	$0 to $100 million $100 to $300 million Over $300 million	.65%[3] .60%[3] .55%[3]
Curian Guidance – Conservative Fund	JNL/S&P Managed Conservative Fund	$1,660.1	$0 to $500 million Over $500 million	.13% .08%
Curian Guidance - Equity 100 Fund	JNL/Capital Guardian Global Diversified Research Fund	$425.8	$0 to $150 million $150 to $500 million $500 to $750 million Over $750 million	.75% .70% .65% .60%
Curian Guidance - Fixed Income 100 Fund	JNL/Neuberger Berman Strategic Income Fund	$668.1	$0 to $500 million $500 million to $1 billion Over $1 billion	.60% .55% .50%
Curian Guidance - Fixed Income 100 Fund	JNL/PPM America Strategic Income Fund	$107.1	$0 to $500 million $500 million to $1 billion Over $1 billion	.60% .55% .50%
Curian Guidance – Growth Fund	JNL Disciplined Growth Fund	$698.0	$0 to $500 million Over $500 million	.13% .08%
Curian Guidance – Alt 100 Conservative Fund	JNL Institutional Alt 65 Fund	$637.8	$0 to $500 million Over $500 million	.15% .10%
Curian Guidance – Alt 100 Growth Fund	JNL Institutional Alt 65 Fund	$637.8	$0 to $500 million Over $500 million	.15% .10%
Curian Guidance –Alt 100 Moderate Fund	JNL Institutional Alt 65 Fund	$637.8	$0 to $500 million Over $500 million	.15% .10%
Curian Guidance - Alt 65 Fund	JNL Institutional Alt 65 Fund	$637.8	$0 to $500 million Over $500 million	.15% .10%

			Investment Adviser's Compensation
Fund Name	Comparable JNL Fund(s)	AUM of Comparable Fund as of 12/31/14 (in millions)	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of Each Fund)
Curian Guidance – Interest Rate Opportunities Fund	JNL/Neuberger Berman Strategic Income Fund	$668.1	$0 to $500 million $500 million to $1 billion Over $1 billion	.60% .55% .50%
Curian Guidance – Interest Rate Opportunities Fund	JNL/PPM America Strategic Income Fund	$107.1	$0 to $500 million $500 million to $1 billion Over $1 billion	.60% .55% .50%
Curian Guidance - Maximum Growth Fund	JNL Disciplined Growth Fund	$698.0	$0 to $500 million Over $500 million	.13% .08%
Curian Guidance – Moderate Fund	JNL Disciplined Moderate Fund	$1,280.3	$0 to $500 million Over $500 million	.13% .08%
Curian Guidance - Moderate Growth Fund	JNL Disciplined Moderate Growth Fund	$1,565.9	$0 to $500 million Over $500 million	.13% .08%
Curian Guidance - Multi-Strategy Income Fund	JNL/Franklin Templeton Income Fund	$2,706.2	$0 to $100 million $100 to $200 million $200 to $500 million Over $500 million	.80% .75% .65% .60%
Curian Guidance - Real Assets Fund	JNL/Brookfield Global Infrastructure and MLP Fund	$1,309.8	$0 to $1 billion Over $1 billion	.80% .75%
Curian Guidance - Tactical Maximum Growth Fund	JNL Disciplined Growth Fund	$698.0	$0 to $500 million Over $500 million	.13% .08%
Curian Guidance - Tactical Moderate Growth Fund	JNL Disciplined Moderate Growth Fund	$1,565.9	$0 to $500 million Over $500 million	.13% .08%
Curian Long Short Credit Fund	JNL/Scout Unconstrained Bond Fund	$695.9	$0 to $1 billion Over $1 billion	.65% .60%
Curian Tactical Advantage 35 Fund	JNL/MMRS Conservative Fund	$26.8	$0 to $1 billion Over $1 billion	.30% .25%
Curian Tactical Advantage 60 Fund	JNL/MMRS Moderate Fund	$44.7	$0 to $1 billion Over $1 billion	.30% .25%
Curian Tactical Advantage 75 Fund	JNL/MMRS Growth Fund	$17.7	$0 to $1 billion Over $1 billion	.30% .25%
Curian/Aberdeen Latin America Fund	JNL/Lazard Emerging Markets Fund	$1,333.4	$0 to $100 million $100 to $250 million Over $250 million	1.00%[6] .90% .85%
Curian/American Funds® Growth Fund	JNL/BlackRock Large Cap Select Growth Fund	$1,242.7	$0 to $150 million $150 to $500 million $500 to $750 million Over $750 million	.70% .65% .60% .55%

			Investment Adviser's Compensation
Fund Name	Comparable JNL Fund(s)	AUM of Comparable Fund as of 12/31/14 (in millions)	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of Each Fund)
Curian/American Funds® Growth Fund	JNL/Invesco Large Cap Growth Fund	$1,106.1	$0 to $150 million Over $150 million	.70% .65%
Curian/American Funds® Global Growth Fund	JNL/Franklin Templeton Global Growth Fund	$1,225.8	$0 to $300 million $300 to $500 million Over $500 million	.75% .65% .60%
Curian/American Funds® Global Growth Fund	JNL/Oppenheimer Global Growth Fund	$1,234.4	$0 to $300 million Over $300 million	.70% .60%
Curian/Ashmore Emerging Market Small Cap Equity Fund	JNL/Lazard Emerging Markets Fund	$1,333.4	$0 to $100 million $100 to $250 million Over $250 million	1.00%[6] .90% .85%
Curian/Baring International Fixed Income Fund	JNL/Franklin Templeton Global Multisector Bond Fund	$2,064.3	$0 to $1 billion $1 billion to $2 billion Over $2 billion	.75%[4] .70% .65%
Curian/Baring International Fixed Income Fund	JNL/American Funds® Global Bond Fund	$494.0	$0 to $1 billion Over $1 billion	.70%[1] .65%
Curian/BlackRock Global Long Short Credit Fund	JNL/Scout Unconstrained Bond Fund	$695.9	$0 to $1 billion Over $1 billion	.65% .60%
Curian/CenterSquare International Real Estate Securities Fund	JNL/Invesco Global Real Estate Fund	$2,036.3	$0 to $50 million Over $50 million	.75% .70%
Curian/DoubleLine® Total Return Fund	JNL/PIMCO Total Return Bond Fund	$4,558.7	$0 to $3 billion $1 to $3 billion Over $3 billion	.50% .50%[7] .49%[7]
Curian/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Mellon Capital Global Alpha Fund[10]	$44.3	$0 to $500 million Over $500 million	1.00% .90%[9]
Curian/Franklin Templeton Natural Resources Fund	JNL/BlackRock Commodity Securities Strategy Fund	$1,119.1	$0 to $300 million Over $300 million	.70% .60%
Curian/Lazard International Strategic Equity Fund	JNL/American Funds® International Fund	$717.7	$0 to $1 billion Over $1 billion	.85%[2] .80%
Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/BlackRock Commodity Securities Strategy Fund	$1,119.1	$0 to $300 million Over $300 million	.70% .60%
Curian/PIMCO Credit Income Fund	JNL/PPM America Total Return Bond Fund	$1,095.0	$0 to $1 billion Over $1 billion	.50% .45%

			Investment Adviser's Compensation
Fund Name	Comparable JNL Fund(s)	AUM of Comparable Fund as of 12/31/14 (in millions)	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of Each Fund)
Curian/Schroder Emerging Europe Fund	JNL/Lazard Emerging Markets Fund	$1,333.4	$0 to $100 million $100 to $250 million Over $250 million	1.00%[6] .90% .85%
Curian/T. Rowe Price Capital Appreciation Fund	JNL/WMC Balanced Fund	$4,246.1	$0 to $50 million $50 to $150 million $150 to $300 million $300 to $500 million Over $500 million	.55% .50% .475% .45% .425%
Curian/The Boston Company Equity Income Fund	JNL/T. Rowe Price Value Fund	$3,566.9	$0 to $150 million $150 to $500 million Over $500 million	.70% .65%[8] .60%
Curian/The Boston Company Equity Income Fund	JNL/WMC Value Fund	$1,836.4	$0 to $300 million $300 to $500 million Over $500 million	.55% .50% .45%
Curian/The Boston Company Equity Income Fund	JNL/S&P Dividend Income & Growth Fund	$4,279.9	$0 to $500 million Over $500 million	.40% .35%
Curian/UBS Global Long Short Fixed Income Opportunities Fund	JNL/Scout Unconstrained Bond Fund	$695.9	$0 to $1 billion Over $1 billion	.65% .60%
1 JNAM has entered into a contractual agreement with the Fund under which it will waive 0.55% of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the advisory and management services. This fee waiver will continue as long as the Fund is part of a master-feeder fund structure, but in any event, the waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.
2 JNAM has entered into a contractual agreement with the Fund under which it will waive 0.60% of its advisory fee for such time as the Fund is operated as a Feeder Fund, because during that time it will not be providing the portfolio management portion of the advisory and management services. This fee waiver will continue as long as the Fund is part of a master-feeder fund structure, but in any event, the waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.
3 JNAM has contractually agreed to limit management fees of the Fund to 0.50%.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.
4 JNAM has contractually agreed to waive 0.025% of the management fee of the Fund on the first $1 billion of the Fund's assets.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.
5 JNAM will voluntarily waive 0.02% of the management fee of the Fund for total net assets over $2 billion.
6 JNAM will voluntarily waive 0.10% on the first $100 million of the Fund's assets.
7 JNAM will voluntarily waive 0.02% of the management fee of the Fund for total net assets over $1 billion.
8 JNAM has contractually agreed to waive 0.05% of the management fees of the Fund for net assets exceeding $150 million and up to $500 million as long as the total net assets for this Fund are above $1 billion.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.
9 JNAM has contractually agreed to waive 0.10% of the management fee of the Fund for total net assets over $750 million.  The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.
10 Effective April 27, 2015, this Fund is expected to be merged into the JNL/AQR Managed Futures Strategy Fund.

APPENDIX C
Investment Sub-Advisory Agreement

  This Agreement is effective this 27th day of April, 2015, by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (“Adviser”), PPM America, Inc., a Delaware corporation and registered investment adviser (“Sub-Adviser”) and Jackson Variable Series Trust, a Massachusetts business trust (“Trust”).

  Whereas, Adviser is the investment manager for the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

  Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement (“Management Agreement”) dated as of April 27, 2015, , with the Trust; and

  Whereas, Adviser desires to retain Sub-Adviser as Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (the “Funds” or each a “Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment. Subject to the approval of the Board of Trustees of the Trust (the “Board of Trustees”), Adviser represents and warrants that it has full legal power and authority to enter into this Agreement and to delegate investment advisory services, and hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement, and the appointment of Sub-Adviser hereunder is permitted by Trust’s and Adviser’s governing documents and has been duly authorized by all necessary corporate or other action. Adviser represents that this Agreement has been duly authorized and will be binding upon Adviser.

Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement, all subject to the approval of the Board of Trustees.

2.
Delivery of Documents. Adviser has furnished, or will furnish, to Sub-Adviser copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on September 7, 2011 and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto (together with the Declaration of Trust, the “Trust Documents”);

c)	resolutions of the Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and any amendments thereto;

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, and Prospectus of each Fund, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. The materials referenced in the first sentence of this paragraph will be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

3.
Management. Subject always to the supervision of the Adviser and the Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and shall have full investment authority and discretion for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities, and other property (including financial futures, options of any type, commodities and other derivative instruments), all on behalf of the Funds as the Sub-Adviser shall determine in accordance with each Fund’s investment restrictions, policies and Prospectus.

Sub-Adviser is authorized on behalf of the Funds to: (a) enter into agreements and execute any documents (e.g., any derivatives documentation such as exchange traded and over-the-counter, as applicable) required to make investments pursuant to the Prospectus, which shall include any market and/or industry standard documentation and the standard representations contained therein; and (b) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures.

The Sub-Adviser further shall have the authority to instruct the custodian to: (a) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Funds; and (b) deposit margin or collateral which shall include the transfer of money, securities, or other property to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus.
Except as specifically agreed between the Adviser and the Sub-Adviser, it is understood that the Sub-Adviser is not required to commence or otherwise pursue any claim or litigation on behalf of the Funds. Adviser and/or the Fund’s custodian will handle matters relating to the Fund participating in any class action settlements and Sub-Adviser shall not have any obligations relating thereto.

Without Adviser’s prior consent to each transaction, Sub-Adviser shall have full discretionary authority as agent and attorney-in-fact, with full power of substitution and full authority in the Fund’s name, to (a) buy, sell, hold, exchange, convert or otherwise deal in any manner in any assets; (b) place orders for the execution of such assets and other transactions with or through such brokers, dealers, counter-parties, issuers, agents or arrangers as Sub-Adviser may select; (c) execute, on behalf of the Fund, such brokerage, derivatives, subscription and other agreements and documents (including, without limitation, ISDA and LSTA documentation) as Sub-Adviser deems necessary or appropriate in connection with the Fund’s investment activities; and (d) negotiate, enter into, make and perform any other contracts, agreements or other undertakings it may deem advisable in connection with the performance of the Sub-Adviser’s duties hereunder.

In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds’ investments, and will comply with the provisions of the Trust Documents, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time, provided that Sub-Adviser will be responsible for such monitoring and compliance of any amendments to the Trust’s Trust Documents, investment objectives, policies, and restriction, only after Sub-Adviser’s receipt of such amendments from the Adviser, and applicable tax and regulatory requirements. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program, as reasonably requested by the Board of Trustees or the Adviser. Sub-Adviser, solely with respect to the assets of the Funds that are under its management pursuant to this Agreement, and based on information obtained from the Funds’ administrator, custodian and other service providers is responsible to ensure that the Funds will comply with the provisions of Section 851 and Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and the regulations thereunder, including, but not limited to, Treas. Reg. Section 1.817-5.

Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Adviser shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 2008-41 (or its successor) to request relief from the Commissioner of Internal Revenue Service. In such an event Adviser and Sub-Adviser shall work together in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser. Notwithstanding the cooperation of Adviser, Sub- adviser shall be responsible for the correction of any failure attributable to its actions whether in good faith, negligent, or reckless disregard, including any penalties, taxes, and interest and for any other obligations to contract-owners and insurance company investors in the Funds.

The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Trust whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser shall provide a Secretary Certificate, Incumbency Certificate, or similar document indicating that the persons designated as representatives have the authority to bind the Trust. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser’s reasonable opinion, constitute a violation of any federal or state laws, rules or regulations.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to its other similar client mandates for which it has investment responsibilities;

b)
will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

c)	will comply in all material respects with all foreign laws, regulations, and regulatory requirements as set forth by foreign regulatory agencies, as applicable;

d)
will report regularly to Adviser and to the Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser, or as reasonably requested by the Board of Trustees, and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, or at such times as reasonably requested by the Board of Trustees, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser or the Board of Trustees;

e)
will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser, and (iii) other compliance and reporting information as reasonably requested by the Adviser or the Board of Trustees from time-to-time;

f)
as a service provider to the Funds, will cooperate fully with the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act, including any applicable document requests;

g)
will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein, and will furnish Adviser and the Board of Trustees such periodic and special reports as the Adviser may reasonably request;

h)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser’s supervision;

i)	will act upon reasonable instructions from Adviser not inconsistent with the fiduciary duties and investment objectives hereunder;

j)
will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, provided, however, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

k)
will have the sole authority and responsibility to exercise whatever powers the Adviser may possess with respect to any of its assets held in the Funds, including, but not limited to, the right to vote proxies, in accordance with the Sub-Adviser’s proxy voting guidelines, as amended from time to time, which shall be provided to the Trust and the Adviser, the power to exercise rights, options, warrants, conversion privileges, and redemption privileges, and to tender securities pursuant to a tender offer, consistent with the Sub-Adviser’s fiduciary duties hereunder; and may, at its discretion (subject to Sub-Adviser’s responsibility and liability under the terms of this Sub-Advisory Agreement), elect to use one or more third parties, including proxy voting services, in fulfilling its obligations hereunder; provided however, Adviser will, or will direct the Fund’s custodian to, send all proxy solicitation material and other related material, including interim reports, annual reports and other issuer mailings with respect to the Account, to Sub-Adviser or its agent;

l)
will vote and take all action related to corporate reorganization matters (e.g., conversions, tender and exchange offers, mergers, stock splits, right offerings, recapitalizations, amendments, modifications or waivers or other rights or powers); provided however, that Adviser will, or will direct the Fund’s custodian to, deliver all materials and information relating to corporate reorganization matters to Adviser or its agent and provided further that the Funds’ custodian delivers such materials to Sub-Adviser with sufficient time for the Sub-Adviser to vote and/or take such actions;

m)
may not consult with any other sub-adviser of the Trust, if any, or the sub-adviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Trust’s transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act, and except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act;

n)
will provide reasonable assistance to the Adviser or the Trust’s custodian, as the case may be, in determining the value of any portfolio security. In addition, the Sub-Adviser shall provide the Trust’s custodian on each business day with information relating to all transactions concerning each Fund’s assets under Sub-Adviser’s supervision, and shall provide Adviser with such information upon the reasonable request of the Adviser;

o)
as soon as practicably possible, notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser as soon as is practicably possible, of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect; and

p)
as soon as is practicably possible, notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for a Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

The Adviser and the Sub-Adviser each further agree that:

a)
to the extent that the Commodity Exchange Act, as amended (“CEA”), and the then-current Commodity Futures Trading Commission (“CFTC”) regulations require (i) registration by either party as a Commodity Pool Operator or Commodity Trading Advisor, (ii) specific disclosure, or as applicable to it (iii) filing of reports and other documents, each shall fully comply with such requirements;

b)
Sub-Adviser shall comply with all requirements of the applicable CEA and then-current CFTC regulations that apply to Sub-Adviser with regard to the Fund, and with regard to all Funds for which it serves as Sub-Adviser; and

c)	Sub-Adviser shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or then-current CFTC regulations.

4.
Custody of Assets. Title to all investments shall be held in the name of the Funds, provided that for convenience in buying, selling and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Trust’s custodian bank, or its nominee. All cash and the indicia of ownership of all other investments shall be held by the Trust’s custodian bank. Sub-Adviser shall not act as custodian of the assets held in the Funds and shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian. The Sub-Adviser shall not be liable for any act or omission of such custodian, except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with any actions that Sub-Adviser has taken or should have taken with respect to the custodian.

5.
Brokerage. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Adviser shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities and instruments pursuant to this Agreement. Sub-Adviser will provide copies of all such agreements to the Adviser upon the Adviser’s reasonable request. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price and taking into account all relevant factors and considerations of the specific transaction, with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker. Consistent with this policy, and when selecting a broker the Sub-Adviser will take relevant factors into consideration, including (as applicable), but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to such policies and procedures as the Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as interpreted by the SEC, and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on such allocations to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Sub-Adviser shall not be liable for any act or omission of any brokerage firm or firms or counterparties designated by the Adviser or chosen by the Sub-Adviser with reasonable care except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with selecting such brokerage firms or firms or counterparties.

6.
Expenses. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund or the Adviser will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; transaction fees and expenses; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.
Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request, copies of which may be retained by the Sub-Adviser. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions. The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

The Sub-Adviser agrees that the fee rate paid to the Sub-Adviser pursuant to Schedule B hereto shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other future, new U.S. registered investment company client being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the applicable Fund.

9.
Services to Others. Adviser understands, and has advised the Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner reasonably believed by Sub-Adviser to be fair and equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it reasonably determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised the Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Notwithstanding any other provision to the contrary, the Sub-Adviser shall have no obligation to perform the following services or to have employees of the Sub-Adviser perform the following roles, as applicable: a) shareholder services or support functions, such as responding to shareholders’ questions about a Fund or its investments or strategies; b) providing employees of the Sub-Adviser to serve as officers of a Fund; or c) providing employees of the Sub-Adviser to serve as the Fund’s Chief Compliance Officer and associated staff.

10.	Limitation of Liability.

a)
Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser’s duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser’s willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under applicable laws.

b)
The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Funds or that a Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. The Sub-Adviser shall not be deemed to have breached this Agreement or any investment restrictions or policies applicable to a Fund in connection with fluctuations arising from market movements and other events outside the control of the Sub-Adviser.

c)
The Sub-Adviser shall not be liable to the Adviser, the Funds or their shareholders, or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Funds made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board; all except by reason of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in connection with performing its responsibilities hereunder.

d)
In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Adviser agrees to indemnify and hold harmless the foregoing persons against any losses to which such persons may become subject, insofar as such losses arise out of or are based upon the Adviser’s willful misfeasance, bad faith, gross negligence, fraud, reckless disregard or willful misconduct in performing its responsibilities hereunder, including without limitation the operation of a Fund, the contents of the Funds’ Prospectus, or the wrongful conduct of persons with respect to the sale of interests in a Fund, provided that the loss, claim, settlement, damage, charge, liability, cost or expense did not relate to, was not based upon, or did not arise out of an act or omission of the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

e)	Without limiting the generality of the foregoing, neither the Adviser nor the Sub-Adviser will be liable for any indirect, special, incidental or consequential damages.

11.
Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers), and Sub-Adviser further agrees to indemnify the Funds, against any claim, damages, loss or liability (including reasonable attorneys’ fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, the initial term will continue in effect through December 31, 2015. Thereafter, if not terminated as to a Fund, this Agreement will continue from year to year through December 31st for each Fund covered by this Agreement, as listed on Schedule A, provided that such continuation is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.) Sections 10 and 11 herein shall survive the termination of this Agreement.

13.	Representations and Agreements of the Adviser. Adviser acknowledges, represents and warrants that:

a)
If the Sub-Adviser is registered as a Commodity Trading Advisor under the CEA, the Adviser consents to the Sub-Adviser’s compliance with the alternative disclosure and recordkeeping standards available to exempt accounts under CFTC Rule 4.7 with respect to a Fund’s trading in commodity interests, provided that the Sub-Adviser has duly filed a notice of claim for such relief pursuant to Rule 4.7(d). The Adviser will take reasonable steps to cooperate with the Sub-Adviser in connection with establishing and maintaining such exemption under Rule 4.7, including, upon request, confirming whether a Fund is a “qualified eligible person” as defined in Rule 4.7.

b)
If the Adviser is excluded from the definition of a commodity pool operator under CFTC Rule 4.5 with respect to a Fund, the Adviser will furnish the Sub-Adviser with a copy of the notice of eligibility filed pursuant to Rule 4.5 (c) with respect to such exclusion, or, if more recent, the most recent annual notice affirming the basis of such eligibility that has been filed pursuant to Rule 4.5(c)(5).

c)
The Trust is a “qualified institutional buyer” (“QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended, and the Adviser will promptly notify the Sub-Adviser if the Trust ceases to be a QIB;

d)
The assets in the Funds are free from all liens and charges and undertakes that no liens or charges will arise from the acts or omissions of the Adviser and the Trust which may prevent the Sub-Adviser from giving a first priority lien or charge on the assets solely in connection with the Sub-Adviser’s authority to direct the deposit of margin or collateral to the extent necessary to meet the obligations of the Funds with respect to any investments made pursuant to the Prospectus; and

e)
The Adviser acknowledges that the Sub-Adviser is not the compliance agent for the Funds or for the Adviser, and does not have access to all of the Funds’ books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in Section 3 hereof in accordance with applicable law (including Section 851 of the IRC, the Act and the Advisers Act (“Applicable Law”)) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and the Adviser, and the Funds’ Prospectus (collectively the “Charter Requirements”) the Sub-Adviser shall perform such services based upon its books and records with respect to the Funds, which comprise a portion of the Trust’s books and records, and upon written instructions received from the Funds, the Adviser or the Trust’s administrator, and notwithstanding anything herein to the contrary, shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Funds, the Adviser or the Trust’s administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified Adviser or the Trust’s affiliates, the Sub-Adviser shall be notified and afforded five business days after receipt of such instruction to implement this trading restriction).

14.
Obligations of Adviser. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification);

c)	A copy of the current compliance procedures for each Fund; and

d)	A list of legal and compliance contacts.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.
Confidential Treatment. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, except that the top 10 holdings may be disclosed 15 days after month end. In addition, at the end of each quarter, the Adviser may disclose to certain third party data or service providers to the Fund, who have entered into a confidentiality agreement with the Adviser, a list of securities purchased or sold by the Fund during the quarter.

16.
Entire Agreement; Amendment of this Agreement. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

17.
Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed (postage prepaid) or sent via electronic mail or facsimile to the other party at such address as designated herein.

a)	To Adviser:
Jackson National Asset Management, LLC
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
E-mail: JNAMLegal@jackson.com

b)	To Sub-Adviser:
PPM America, Inc.
225 W. Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: General Counsel
E-mail: lori.seegers@ppmamerica.com
Attention: Chief Compliance Officer
Email: Thomas.Barrus@ppmamerica.com

c)	To the Trust:
Jackson Variable Series Trust
225 West Wacker Drive
Suite 1200
Chicago, IL 60606
Attention: Chief Legal Officer
E-mail: JNAMLegal@jackson.com

In accordance with the foregoing, Adviser hereby consents to receive Sub-Adviser’s Form ADV Part 2 and other Sub-Adviser Communications via e-mail to Adviser’s e-mail address set out above. Although Adviser does not impose any additional charges for electronic delivery, Adviser may, of course, incur costs associated with Adviser’s electronic access, such as usage charges from Adviser’s Internet access providers. Adviser may revoke its election to receive such Sub-Adviser Communications via e-mail at any time by written notice to the Sub-Adviser requesting that Sub-Adviser send Sub-Adviser Communications via facsimile or in hardcopy via the postal service to the address set out above or as notified to the Sub-Adviser by Adviser from time to time.

18.
Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

Sub-Adviser represents, and the Trust and the Adviser acknowledge and agree, that Sub-Adviser is the sole owner of the names “PPM America” and “PPM” and certain logos associated with such names are licensed to Sub-Adviser by its affiliate, Prudential plc (the “PPM Marks”). The Trust and Adviser agree that the PPM Marks are the valuable property of the Sub-Adviser and/or Sub-Adviser’s affiliates. The Trust and Adviser shall have the right to use the PPM Marks only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect. Sub-Adviser agrees that the Trust and the Adviser have the right to use “PPM” and “PPM America” in the names of the Funds as set forth in Schedule A to this Agreement.

The Sub-Adviser acknowledges and agrees that the names “Jackson Variable Series Trust” and “Jackson National Asset Management, LLC,” and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust, has the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names “Jackson Variable Series Trust,” “Jackson National Asset Management, LLC,” and associated abbreviations and logos, only in connection with the Sub-Adviser’s performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to “Jackson Variable Series Trust” and the Adviser, or the Funds or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Funds in the Sub-Adviser’s marketing material as long as such marketing material does not constitute “sales literature” or “advertising” for the Funds, as those terms are used in the rules, regulations and guidelines of the SEC and FINRA.

The name “Jackson Variable Series Trust” and “Trustees of Jackson Variable Series Trust” refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the “Jackson Variable Series Trust” entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

19.
Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party, it has all requisite authority to enter into, execute, deliver and perform its obligations under this Agreement and the performance of the Sub-Adviser’s obligations under this Agreement does not conflict with any law, regulation or order to which the Sub-Adviser is subject.

The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV, Part 1 as filed with the Securities and Exchange Commission, as well as a copy of its current Part 2 of Form ADV.

The Sub-Adviser further represents that it has reviewed the initial, pre- and/or post effective amendment(s) to the Registration Statement for the Funds filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact necessary to make the statements contained therein not misleading.

20.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

21.
Counterpart Signatures. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser, the Sub-Adviser and Trust have caused this Agreement to be executed as of this ___ day of ________, 2015.

Jackson National Asset Management, LLC	PPM America, Inc.

By:	By:
Name:	Name:
Title:	Title:

Jackson Variable Series Trust

By:
Name:
Title:

List of Schedules
Schedule A	Funds
Schedule B	Compensation
Schedule C	Designated Representatives

Schedule A
Dated April 27, 2015
(Funds)

JNL/Long Short Credit Fund

Schedule B
Dated April 27, 2015
(Compensation)

JNL/Long Short Credit Fund
Average Daily Net Assets	Annual Rate

$0 to $150 Million	0.300%
$150 to $300 Million	0.275%
Over $300 Million	0.250%

Schedule C
Dated April 27, 2015
(Designated Representatives of the Trust)
Name/Title	Signature

*	*
*See the attached List of Authorized Persons

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Please detach at perforation before mailing.

PROXY | **CURIAN GUIDANCE – INTEREST RATE OPPORTUNITIES FUND OF THE CURIAN VARIABLE SERIES TRUST** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Interest Rate Opportunities Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

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CVST_25200_122313

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Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Interest Rate Opportunities Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

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THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

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   ____

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CVST_25200_122313

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available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – INTEREST RATE OPPORTUNITIES FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Interest Rate Opportunities Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Interest Rate Opportunities Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – MULTI-STRATEGY INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Multi-Strategy Income Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Multi-Strategy Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – MULTI-STRATEGY INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Multi-Strategy Income Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Multi-Strategy Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – EQUITY INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Equity Income Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Equity Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – EQUITY INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Equity Income Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Equity Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees:
   (01) David W. Agostine
   (02) Gregory P. Contillo
   (03) Dylan E. Taylor
   (04) Mark S. Wehrle
   (05) Scot T. Wetzel
   (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – CONSERVATIVE FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Conservative Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Tactical Maximum Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Conservative Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – CONSERVATIVE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Conservative Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Conservative Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – MODERATE FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Moderate Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Moderate Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – MODERATE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Moderate Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Moderate Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – MODERATE GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Moderate Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Moderate Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – MODERATE GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Moderate Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: **1-866-298-8476**

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Moderate Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – MAXIMUM GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Maximum Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Maximum Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – MAXIMUM GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Maximum Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Maximum Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – TACTICAL MODERATE GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Tactical Moderate Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Tactical Moderate Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – TACTICAL MODERATE GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Tactical Moderate Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Tactical Moderate Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – TACTICAL MAXIMUM GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Tactical Maximum Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – TACTICAL MAXIMUM GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Tactical Maximum Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Tactical Maximum Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees:

(01) David W. Agostine	(04) Mark S. Wehrle
(02) Gregory P. Contillo	(05) Scot T. Wetzel
(03) Dylan E. Taylor	(06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | CURIAN GUIDANCE – INSTITUTIONAL ALT 65 FUND OF THE CURIAN VARIABLE SERIES TRUST | PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Institutional Alt 65 Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Institutional Alt 65 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – INSTITUTIONAL ALT 65 FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Institutional Alt 65 Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Institutional Alt 65 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | CURIAN GUIDANCE – ALT 100 CONSERVATIVE FUND OF THE CURIAN VARIABLE SERIES TRUST | PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Alt 100 Conservative Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Alt 100 Conservative Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – ALT 100 CONSERVATIVE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Alt 100 Conservative Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Alt 100 Conservative Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | CURIAN GUIDANCE – ALT 100 MODERATE FUND OF THE CURIAN VARIABLE SERIES TRUST | PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Alt 100 Moderate Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Alt 100 Moderate Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – ALT 100 MODERATE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Alt 100 Moderate Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Alt 100 Moderate Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees:
   (01) David W. Agostine
   (02) Gregory P. Contillo
   (03) Dylan E. Taylor
   (04) Mark S. Wehrle
   (05) Scot T. Wetzel
   (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY — CURIAN GUIDANCE – ALT 100 GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST — PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Alt 100 Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Alt 100 Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – ALT 100 GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Alt 100 Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Alt 100 Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY — CURIAN GUIDANCE – INTERNATIONAL CONSERVATIVE FUND OF THE CURIAN VARIABLE SERIES TRUST — PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – International Conservative Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Conservative Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!
CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – INTERNATIONAL CONSERVATIVE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – International Conservative Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Conservative Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN GUIDANCE – INTERNATIONAL OPPORTUNITIES CONSERVATIVE FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – International Opportunities Conservative Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Opportunities Conservative Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!
CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – INTERNATIONAL OPPORTUNITIES CONSERVATIVE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – International Opportunities Conservative Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Opportunities Conservative Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine; (02) Gregory P. Contillo; (03) Dylan E. Taylor; (04) Mark S. Wehrle; (05) Scot T. Wetzel; (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY CURIAN GUIDANCE – INTERNATIONAL MODERATE FUND OF THE CURIAN VARIABLE SERIES TRUST PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – International Moderate Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Moderate Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – INTERNATIONAL MODERATE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – International Moderate Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Moderate Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY — CURIAN GUIDANCE – INTERNATIONAL OPPORTUNITIES MODERATE FUND OF THE CURIAN VARIABLE SERIES TRUST — PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – International Opportunities Moderate Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Opportunities Moderate Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees:
(01) David W. Agostine
(02) Gregory P. Contillo
(03) Dylan E. Taylor
(04) Mark S. Wehrle
(05) Scot T. Wetzel
(06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – INTERNATIONAL OPPORTUNITIES MODERATE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – International Opportunities Moderate Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Opportunities Moderate Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY — CURIAN GUIDANCE – INTERNATIONAL GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST — PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – International Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – INTERNATIONAL GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – International Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees:
(01) David W. Agostine
(02) Gregory P. Contillo
(03) Dylan E. Taylor
(04) Mark S. Wehrle
(05) Scot T. Wetzel
(06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | CURIAN GUIDANCE – INTERNATIONAL OPPORTUNITIES GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST | PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – International Opportunities Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Opportunities Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – INTERNATIONAL OPPORTUNITIES GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – International Opportunities Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – International Opportunities Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | CURIAN GUIDANCE – EQUITY 100 FUND OF THE CURIAN VARIABLE SERIES TRUST | PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Equity 100 Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Equity 100 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – EQUITY 100 FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Equity 100 Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Equity 100 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | **CURIAN GUIDANCE – FIXED INCOME 100 FUND OF THE CURIAN VARIABLE SERIES TRUST** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Fixed Income 100 Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Fixed Income 100 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – FIXED INCOME 100 FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Fixed Income 100 Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Fixed Income 100 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | CURIAN GUIDANCE – REAL ASSETS FUND OF THE CURIAN VARIABLE SERIES TRUST | PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Guidance – Real Assets Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Real Assets Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN GUIDANCE – REAL ASSETS FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Guidance – Real Assets Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Guidance – Real Assets Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | **CURIAN TACTICAL ADVANTAGE 35 FUND OF THE CURIAN VARIABLE SERIES TRUST** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Tactical Advantage 35 Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Tactical Advantage 35 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN TACTICAL ADVANTAGE 35 FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Tactical Advantage 35 Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Tactical Advantage 35 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN TACTICAL ADVANTAGE 60 FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Tactical Advantage 60 Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Tactical Advantage 60 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN TACTICAL ADVANTAGE 60 FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Tactical Advantage 60 Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Tactical Advantage 60 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN TACTICAL ADVANTAGE 75 FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Tactical Advantage 75 Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Tactical Advantage 75 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN TACTICAL ADVANTAGE 75 FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Tactical Advantage 75 Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Tactical Advantage 75 Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees:
   (01) David W. Agostine
   (02) Gregory P. Contillo
   (03) Dylan E. Taylor
   (04) Mark S. Wehrle
   (05) Scot T. Wetzel
   (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN DYNAMIC RISK ADVANTAGE – DIVERSIFIED FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Dynamic Risk Advantage – Diversified Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Dynamic Risk Advantage – Diversified Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN DYNAMIC RISK ADVANTAGE – DIVERSIFIED FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Dynamic Risk Advantage – Diversified Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: **1-866-298-8476**

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Dynamic Risk Advantage – Diversified Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | **CURIAN DYNAMIC RISK ADVANTAGE – GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Dynamic Risk Advantage – Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Dynamic Risk Advantage – Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN DYNAMIC RISK ADVANTAGE – GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Dynamic Risk Advantage – Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Dynamic Risk Advantage – Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN DYNAMIC RISK ADVANTAGE – INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Dynamic Risk Advantage – Income Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Dynamic Risk Advantage – Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN DYNAMIC RISK ADVANTAGE – INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Dynamic Risk Advantage – Income Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Dynamic Risk Advantage – Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/ABERDEEN LATIN AMERICA FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Aberdeen Latin America Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Aberdeen Latin America Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/ABERDEEN LATIN AMERICA FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Aberdeen Latin America Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Aberdeen Latin America Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | **CURIAN/AMERICAN FUNDS® GLOBAL GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/American Funds Global Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/American Funds Global Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/AMERICAN FUNDS® GLOBAL GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/American Funds Global Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: **1-866-298-8476**

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/American Funds Global Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees:
   (01) David W. Agostine
   (02) Gregory P. Contillo
   (03) Dylan E. Taylor
   (04) Mark S. Wehrle
   (05) Scot T. Wetzel
   (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/AMERICAN FUNDS® GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/American Funds Growth Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/American Funds Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees:
(01) David W. Agostine
(02) Gregory P. Contillo
(03) Dylan E. Taylor
(04) Mark S. Wehrle
(05) Scot T. Wetzel
(06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/AMERICAN FUNDS® GROWTH FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/American Funds Growth Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/American Funds Growth Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/AQR RISK PARITY FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/AQR Risk Parity Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/AQR Risk Parity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/AQR RISK PARITY FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/AQR Risk Parity Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/AQR Risk Parity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/ASHMORE EMERGING MARKET SMALL CAP EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Ashmore Emerging Market Small Cap Equity Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Ashmore Emerging Market Small Cap Equity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/ASHMORE EMERGING MARKET SMALL CAP EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Ashmore Emerging Market Small Cap Equity Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Ashmore Emerging Market Small Cap Equity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/BARING INTERNATIONAL FIXED INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Baring International Fixed Income Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: **1-866-298-8476**

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Baring International Fixed Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/BARING INTERNATIONAL FIXED INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Baring International Fixed Income Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Baring International Fixed Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/BLACKROCK GLOBAL LONG SHORT CREDIT FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/BlackRock Global Long Short Credit Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/BlackRock Global Long Short Credit Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/BLACKROCK GLOBAL LONG SHORT CREDIT FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/BlackRock Global Long Short Credit Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/BlackRock Global Long Short Credit Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/CENTERSQUARE INTERNATIONAL REAL ESTATE SECURITIES FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/CenterSquare International Real Estate Securities Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/CenterSquare International Real Estate Securities Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/CENTERSQUARE INTERNATIONAL REAL ESTATE SECURITIES FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/CenterSquare International Real Estate Securities Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/CenterSquare International Real Estate Securities Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/DFA U.S. MICRO CAP FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/DFA U.S. Micro Cap Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/DFA U.S. Micro Cap Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/DFA U.S. MICRO CAP FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/DFA U.S. Micro Cap Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/DFA U.S. Micro Cap Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/DOUBLELINE® TOTAL RETURN FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/DoubleLine Total Return Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/DoubleLine Total Return Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/DOUBLELINE® TOTAL RETURN FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/DoubleLine Total Return Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/DoubleLine Total Return Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Eaton Vance Global Macro Absolute Return Advantage Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Eaton Vance Global Macro Absolute Return Advantage Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Eaton Vance Global Macro Absolute Return Advantage Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Eaton Vance Global Macro Absolute Return Advantage Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/EPOCH GLOBAL SHAREHOLDER YIELD FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Epoch Global Shareholder Yield Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: **1-866-298-8476**

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Epoch Global Shareholder Yield Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/EPOCH GLOBAL SHAREHOLDER YIELD FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Epoch Global Shareholder Yield Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Epoch Global Shareholder Yield Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/FAMCO FLEX CORE COVERED CALL FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/FAMCO Flex Core Covered Call Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/FAMCO Flex Core Covered Call Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/FAMCO FLEX CORE COVERED CALL FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/FAMCO Flex Core Covered Call Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: **1-866-298-8476**

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/FAMCO Flex Core Covered Call Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | **CURIAN FOCUSED INTERNATIONAL EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Focused International Equity Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Focused International Equity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN FOCUSED INTERNATIONAL EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Focused International Equity Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Focused International Equity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN FOCUSED U.S. EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Focused U.S. Equity Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Focused U.S. Equity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN FOCUSED U.S. EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Focused U.S. Equity Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: **1-866-298-8476**

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Focused U.S. Equity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/FRANKLIN TEMPLETON FRONTIER MARKETS FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Franklin Templeton Frontier Markets Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Franklin Templeton Frontier Markets Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/FRANKLIN TEMPLETON FRONTIER MARKETS FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Franklin Templeton Frontier Markets Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Franklin Templeton Frontier Markets Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/FRANKLIN TEMPLETON NATURAL RESOURCES FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Franklin Templeton Natural Resources Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Franklin Templeton Natural Resources Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/FRANKLIN TEMPLETON NATURAL RESOURCES FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Franklin Templeton Natural Resources Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Franklin Templeton Natural Resources Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/LAZARD INTERNATIONAL STRATEGIC EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Lazard International Strategic Equity Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Lazard International Strategic Equity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/LAZARD INTERNATIONAL STRATEGIC EQUITY FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Lazard International Strategic Equity Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: **1-866-298-8476**

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Lazard International Strategic Equity Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees:
   (01) David W. Agostine
   (02) Gregory P. Contillo
   (03) Dylan E. Taylor
   (04) Mark S. Wehrle
   (05) Scot T. Wetzel
   (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | **CURIAN LONG SHORT CREDIT FUND OF THE CURIAN VARIABLE SERIES TRUST** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian Long Short Credit Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Long Short Credit Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN LONG SHORT CREDIT FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian Long Short Credit Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian Long Short Credit Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/NEUBERGER BERMAN CURRENCY FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Neuberger Berman Currency Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Neuberger Berman Currency Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/NEUBERGER BERMAN CURRENCY FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Neuberger Berman Currency Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Neuberger Berman Currency Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/NEUBERGER BERMAN RISK BALANCED COMMODITY STRATEGY FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/NEUBERGER BERMAN RISK BALANCED COMMODITY STRATEGY FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees:

(01) David W. Agostine	(04) Mark S. Wehrle
(02) Gregory P. Contillo	(05) Scot T. Wetzel
(03) Dylan E. Taylor	(06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/NICHOLAS CONVERTIBLE ARBITRAGE FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Nicholas Convertible Arbitrage Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Nicholas Convertible Arbitrage Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine, (02) Gregory P. Contillo, (03) Dylan E. Taylor, (04) Mark S. Wehrle, (05) Scot T. Wetzel, (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/NICHOLAS CONVERTIBLE ARBITRAGE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Nicholas Convertible Arbitrage Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Nicholas Convertible Arbitrage Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY | **CURIAN/PIMCO CREDIT INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST** | **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/PIMCO Credit Income Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/PIMCO Credit Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees:

(01) David W. Agostine	(04) Mark S. Wehrle
(02) Gregory P. Contillo	(05) Scot T. Wetzel
(03) Dylan E. Taylor	(06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/PIMCO CREDIT INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/PIMCO Credit Income Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: **1-866-298-8476**

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/PIMCO Credit Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/PINBRIDGE MERGER ARBITRAGE FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/PineBridge Merger Arbitrage Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/PineBridge Merger Arbitrage Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/PINEBRIDGE MERGER ARBITRAGE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/PineBridge Merger Arbitrage Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/PineBridge Merger Arbitrage Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees:
(01) David W. Agostine
(02) Gregory P. Contillo
(03) Dylan E. Taylor
(04) Mark S. Wehrle
(05) Scot T. Wetzel
(06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/SCHRODER EMERGING EUROPE FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Schroder Emerging Europe Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Schroder Emerging Europe Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/SCHRODER EMERGING EUROPE FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Schroder Emerging Europe Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Schroder Emerging Europe Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/T. ROWE PRICE CAPITAL APPRECIATION FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/T. Rowe Price Capital Appreciation Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/T. Rowe Price Capital Appreciation Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/T. ROWE PRICE CAPITAL APPRECIATION FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/T. Rowe Price Capital Appreciation Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/T. Rowe Price Capital Appreciation Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/THE BOSTON COMPANY EQUITY INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/The Boston Company Equity Income Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/The Boston Company Equity Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/THE BOSTON COMPANY EQUITY INCOME FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/The Boston Company Equity Income Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/The Boston Company Equity Income Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (04) Mark S. Wehrle
   (02) Gregory P. Contillo (05) Scot T. Wetzel
   (03) Dylan E. Taylor (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/UBS GLOBAL LONG SHORT FIXED INCOME OPPORTUNITIES FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/UBS Global Long Short Fixed Income Opportunities Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/UBS Global Long Short Fixed Income Opportunities Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

   ***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

   ____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/UBS GLOBAL LONG SHORT FIXED INCOME OPPORTUNITIES FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/UBS Global Long Short Fixed Income Opportunities Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

____
Signature

____
Additional Signature (if held jointly)

____
Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/UBS Global Long Short Fixed Income Opportunities Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1.	To vote on the election of Trustees to the Board of Trustees:	☐	☐	☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

PROXY **CURIAN/VAN ECK INTERNATIONAL GOLD FUND OF THE CURIAN VARIABLE SERIES TRUST** **PROXY**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Meeting of Shareholders of the Curian/Van Eck International Gold Fund of the Curian Variable Series Trust (the "Fund") to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by voting at the Meeting.

This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

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Signature

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Additional Signature (if held jointly)

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Date

CVST_25200_122313

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Van Eck International Gold Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the form of proxy card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (02) Gregory P. Contillo (03) Dylan E. Taylor (04) Mark S. Wehrle (05) Scot T. Wetzel (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

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EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_122313

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

Mail

VOTE BY MAIL
Vote, sign and date this
Voting Instruction Card
and return in the
postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
1 Corporate Way
Lansing, MI
on April 2, 2015

Please detach at perforation before mailing.

CURIAN/VAN ECK INTERNATIONAL GOLD FUND OF THE CURIAN VARIABLE SERIES TRUST
THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY
AND JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
MEETING OF SHAREHOLDERS – APRIL 2, 2015

The undersigned hereby instructs Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York (each an "Insurance Company" and together the "Insurance Companies") to vote all shares of the Curian/Van Eck International Gold Fund of the Curian Variable Series Trust (the "Fund") attributable to his or her variable annuity contract ("Variable Contract") at the Meeting of Shareholders to be held at 1 Corporate Way, Lansing, Michigan, on Thursday, April 2, 2015 at 9:00 a.m. (Eastern time) (the "Meeting") and at any and all adjournments thereof, in accordance with the following instruction. The undersigned hereby revokes any and all voting instructions with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. The undersigned may revoke this voting instruction at any time prior to the date on which the Insurance Companies will exercise voting instructions, March 31, 2015, by execution of subsequent voting instructions, c/o Proxy Tabulator, P.O. Box 18011, Hauppauge, NY 11788-8811, or by appearing and providing voting instructions in person at the Meeting.

These voting instructions are being solicited by Jackson National Life Insurance Company, on behalf of its Jackson National Separate Accounts I and by Jackson National Life Insurance Company of New York, on behalf of its JNLNY Separate Account I.

The Insurance Company that issued your Variable Contract will vote the shares related thereto as instructed. Unless indicated to the contrary, this voting instruction card shall be deemed to be instructions to vote "FOR" the proposals specified on the reverse side. This voting instruction card also grants discretionary power to vote upon such other business as may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. If Variable Contract is held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date

CVST_25200_VI_122313

PLEASE BE SURE TO SIGN AND DATE THIS VOTING INSTRUCTION AND MARK IT ON THE REVERSE SIDE

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders of the Curian/Van Eck International Gold Fund of the Curian Variable Series Trust To Be Held on April 2, 2015

The Proxy Statement for the Meeting and the accompanying Notice of Meeting of Shareholders and the voting instruction card are available on the Fund's website at www.proxy-direct.com/jac-26403

Please detach at perforation before mailing.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" ELECTION OF THE NOMINATED TRUSTEES AND "FOR" ALL APPLICABLE PROPOSALS.

1. To vote on the election of Trustees to the Board of Trustees: FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

Nominees: (01) David W. Agostine (04) Mark S. Wehrle
(02) Gregory P. Contillo (05) Scot T. Wetzel
(03) Dylan E. Taylor (06) Mark D. Nerud

***To withhold your vote for any individual nominee, mark the "FOR ALL EXCEPT" box and Write the nominee's number on the line provided.**

____

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CVST_25200_VI_122313